UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

LUNA INNOVATIONS INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT To be held on May 24, 2023

Notice of Annual Meeting of Stockholders

301 1st Street SW, Suite 200 • Roanoke, Virginia 24011

Items of Business
Date Wednesday, May 24, 2023 Time 9:00 a.m. EDT

1.    To elect the board’s two nominees named herein to serve as Class II members of the Company’s board of directors to hold office until the 2026 annual meeting of stockholders.

2.    To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

3. To approve the 2023 Equity Incentive Plan.

4.    To ratify the appointment, by the Audit Committee of the Company’s board of directors, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

5.    To transact any other business that is properly brought before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be held in a virtual-only meeting format via live video webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. In order to attend the Annual Meeting, you must register at https://www.proxydocs.com/LUNA. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. You will not be able to attend the meeting in person. Please refer to the attached proxy statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

Stockholders of record at the close of business on April 3, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. The presence, online or by proxy, of shares of the Company’s common stock representing a majority of shares of the Company’s common stock issued and outstanding on the Record Date will be required to establish a quorum at the annual meeting.

Your vote is important. Please sign, date and return the enclosed proxy card as soon as possible, or vote by telephone or on the Internet as instructed in these materials, to make sure that your shares are represented at the annual meeting. If you are a stockholder of record of the Company’s common stock, you may cast your vote by proxy or online at the virtual annual meeting. If your shares are held of record by a brokerage firm, bank or other nominee, you must obtain a proxy issued in your name from that record holder and should instruct the record holder as to how to vote your shares.

By Order of the Board of Directors,

/s/ Scott A. Graeff
Scott A. Graeff
President, Chief Executive Officer, Treasurer and Secretary

Roanoke, Virginia

April 20, 2023

You are cordially invited to attend the annual meeting. Whether or not you plan to attend the virtual annual meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope or vote by telephone or on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote online if you attend the virtual annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on May 24, 2023:

The Proxy Statement and Annual Report to Stockholders are available at https://www.proxydocs.com/LUNA.

LUNA INNOVATIONS, INC.
	i	2023 PROXY STATEMENT

LUNA INNOVATIONS, INC.
	i	2023 PROXY STATEMENT

LUNA INNOVATIONS INCORPORATED

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

May 24, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement is furnished to the stockholders of Luna Innovations Incorporated (the “Company,” “we,” “us,” or “our”) in connection with the solicitation of proxies for use at our annual meeting of stockholders to be held on May 24, 2023 at 9:00 a.m. EDT for the purposes set forth in the accompanying “Notice of Annual Meeting of Stockholders.” The annual meeting will be a virtual stockholder meeting through which you can listen to the meeting submit questions and vote online. To register, visit https://www.proxydocs.com/LUNA and enter your control number which is included in the proxy materials mailed to you. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you to access the Annual Meeting. On the day of the meeting, we recommend that you log in a few minutes before the annual meeting to ensure you are logged in when the meeting starts. Online check-in will begin at 8:45 a.m. EDT. Information on how to vote online during the annual meeting is discussed below.

We have decided to hold a virtual meeting in light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees. We also believe holding a virtual meeting improves stockholder access, encourages greater global participation, lowers costs compared to an in-person event, and aligns with our broader sustainability goals. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. A copy of our Annual Report to Stockholders, which includes our annual report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission, together with this proxy statement and accompanying proxy card, is expected to be mailed on or about April 20, 2023, to our stockholders of record as of the close of business on the Record Date. Those materials are also available at https://www.proxydocs.com/LUNA.

This solicitation is made on behalf of our board of directors, and we will pay the costs of solicitation. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending our proxy material to our stockholders. Our principal executive offices are located at 301 1st Street SW, Suite 200, Roanoke, Virginia 24011, and our telephone number is (540) 769-8400.

Asking Questions and Technical Matters Related to our Annual Meeting

Only stockholders of record as of the record date for the annual meeting and their proxy holders may submit questions or comments.

If you would like to submit a question while attending the virtual annual meeting, you may do so by typing your question in the box in the annual meeting portal.

We ask that you limit your remarks to one brief question or comment that is relevant to the annual meeting or our business and that remarks are respectful of your fellow stockholders and meeting participants. Questions may be grouped by topic by our management with a representative question read aloud and answered. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the

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speaker’s own personal, political or business interests. Questions will be addressed in the Q&A portion of the annual meeting.

If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log in page. Technical support will be available starting at 8:00 a.m. EDT on May 24, 2023.

Shares Entitled to Vote and Quorum Requirement

Our outstanding common stock constitutes the only class of securities entitled to vote at the annual meeting. Stockholders of record of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, our 2023 annual meeting of stockholders. As of the close of business on April 3, 2023, 33,449,273 shares of our common stock were outstanding; therefore, the presence at the meeting, online or by proxy, of at least 16,724,637 shares of common stock will constitute a quorum. Each share of common stock owned as of the Record Date is entitled to one vote. If there is no quorum, holders of a majority of shares present at the meeting online or represented by proxy may adjourn the meeting to another date.

Voting Procedures

The procedures for voting differ depending on whether you are a stockholder of record (that is, if your shares are registered directly in your own name with the Company’s transfer agent) or you hold your shares in “street name” (that is, your shares are held in an account at a brokerage, bank, dealer or other similar organization rather than in your own name, in which case you are considered to be the “beneficial owner” of those shares).

Stockholders of Record

Stockholders of record may vote by (i) completing and returning the enclosed proxy card prior to the meeting, (ii) voting over the telephone, (iii) voting on the Internet, or (iv) voting online during the meeting.

A proxy card is enclosed for your use. We ask that you carefully review, complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if mailed in the United States.

In addition to submitting your vote by mail, you may vote by telephone or over the Internet. In order to vote by telephone or over the Internet, please have the enclosed proxy card available for reference, and call the number or visit the website listed on the proxy card and follow the instructions. You will be asked to provide the control number from the enclosed proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

You may attend the annual meeting via the Internet and vote during the annual meeting. Registration is required by visiting www.proxydocs.com/LUNA and entering your control number which is included in the proxy materials mailed to you. Please have your notice in hand when you access the website and then follow the instructions. The annual meeting can be accessed by following the directions received in subsequent emails you receive.

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, by mail, over the Internet or online during the annual meeting, your shares will not be voted.

For the ten days prior to the annual meeting, a list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder of record for purposes germane to the annual meeting at our corporate headquarters during regular business hours. To access a list of record stockholders beginning ten days prior to the annual meeting and until the meeting, stockholders should email ir@lunainc.com.

Beneficial Owners

If your shares are held in street name, the organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. As a beneficial owner, you still have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete and mail the voting

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instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank.

You are also invited to attend the annual meeting and are required to register in advance at www.proxydocs.com/LUNA. However, since you are not the stockholder of record, you may not vote your shares online at the meeting unless you request and obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange ("NYSE") deems the particular proposal to be a “routine” matter. Even though our common stock is listed on the Nasdaq Capital Market, the NYSE rules apply to brokers who are NYSE members voting on matters being submitted to stockholders at our annual meeting. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation and certain corporate governance proposals, even if supported by management. Accordingly, your broker or nominee may not vote your shares on Proposals No. 1, No. 2 or No. 3 without your instructions but may vote your shares on Proposal No. 4.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. There is no cost associated with casting your vote online. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

The people named as attorneys-in-fact to vote the proxies, Scott A. Graeff and Eugene Nestro, were selected by the board of directors and are executive officers of the Company. All properly executed proxies returned in time to be counted at the annual meeting will be voted.

If you return a signed and dated proxy card without marking voting selections, then unless there are different instructions on the proxy card, your shares will be voted at the meeting FOR the election of the two director nominees listed in Proposal No. 1, FOR the advisory approval of executive compensation in Proposal No. 2, FOR the approval of the 2023 Equity Incentive Plan in Proposal No. 3, and FOR the ratification of the appointment of our independent registered public accounting firm in Proposal No. 4. With respect to any other business that may properly come before the annual meeting and be submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxy holders.

All votes cast at the annual meeting will be tabulated by the person or persons appointed by our board of directors to act as inspectors of election for the meeting. The inspectors of election will separately count, for Proposal No. 1, the election of directors, votes “For,” “Withhold” and “broker non-votes,” and with respect to other proposals, votes “For” and “Against,” abstentions and “broker non-votes.” Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine,” in which case the broker or nominee cannot vote the shares, as described above.

Abstentions and broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the vote total for each of Proposals No. 2, 3, and 4 and will have the same effect as “Against” votes. Broker non-votes have no effect and are not included in the tabulation of voting results on any proposals.

The director nominees listed in Proposal No. 1 will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. The two nominees receiving the most “For” votes will be elected.

Proposal No. 2, advisory approval of the compensation of the Company’s named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares either present or represented by proxy at the meeting and entitled to vote thereon.

Proposal No. 3, approval of the 2023 Equity Incentive Plan, will be considered to be approved if it receives “For” votes from the holders of a majority of shares either present online or represented by proxy at the meeting and entitled to vote thereon.

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The appointment of our independent registered public accounting firm listed in Proposal No. 4 will be ratified if a majority of shares present or represented by proxy at the meeting and entitled to vote thereon vote “For” such proposal.

Your vote is important. Accordingly, please carefully review, complete, sign, date and return the enclosed proxy card, or vote over the telephone or Internet, whether or not you plan to attend the annual meeting.

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Changing Your Vote

If you are a stockholder of record, you may revoke your proxy at any time before it is actually voted at the meeting either by signing and submitting a new proxy card with a later date or by attending the annual meeting and voting online. You may also grant a subsequent proxy by telephone or over the Internet. Your most recently submitted proxy card or telephone or Internet proxy is the one that will be counted. Merely attending the meeting, however, will not revoke your submitted proxy unless you vote at the meeting, which will have the effect of revoking your proxy. You may also send a timely written notice that you are revoking your proxy to our Corporate Secretary at 301 1st Street SW, Suite 200, Roanoke, Virginia 24011.

If you hold shares through a bank or brokerage firm, you should have received a proxy card and voting instructions with these proxy materials, and you must contact the bank or brokerage firm directly to revoke any prior voting instructions.

Results of Voting

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the annual meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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Proposal No. 1 Election of Directors

General Information

Our board of directors is divided into three classes (Class I, Class II and Class III) with staggered three-year terms. Each class consists, as nearly as possible, of one-third of the total number of directors. Vacancies on the board of directors may be filled only by people elected by a majority of the remaining directors. A director elected by the board of directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The board of directors currently has seven members, including two Class II directors, Warren B. Phelps, III and Mary Beth Vitale, whose terms expire at the 2023 annual meeting. Mr. Phelps and Ms. Vitale were both previously elected by the stockholders. The terms of the Class III and Class I directors will expire at the 2024 and 2025 annual meetings of the stockholders, respectively.

Our board of directors has nominated Mr. Phelps and Ms. Vitale to serve as Class II directors for a three-year term expiring at the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Mr. Phelps is currently a Class II director, chair of the Audit Committee, a member of the Compensation Committee and a member of the Risk Committee. Ms. Vitale is currently a Class II director, chair of the Nominating and Governance Committee, a member of the Audit Committee and a member of the Risk Committee.

Directors are elected by a plurality of the votes of shares present online at the meeting or represented by proxy and entitled to vote on the election of directors. Proxies cannot be voted for more than two nominees. The two nominees receiving the highest number of “For” votes will be elected. Only votes “For” and “Withheld” will affect the outcome. Broker non-votes will have no effect on this proposal. Shares represented by executed proxies will be voted “For” the election of the two nominees recommended by the board of directors unless the proxy is marked in such a manner so as to withhold authority to vote. If any of the nominees is unable or unexpectedly declines to serve as director, the board of directors may designate another nominee to fill the vacancy, and the proxy will be voted for that nominee. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that either nominee will be unable to serve.

The names of the two nominees for director and of our other directors whose terms will continue after the annual meeting, their ages as of March 31, 2023, and certain other information about them are set forth below. There are no family relationships among our directors or executive officers.

Names of Nominees	Age	Position(s)	Director Since
Warren B. Phelps, III	76	Director	2017
Mary Beth Vitale	69	Director	2019

Names of the Incumbent Directors with Terms Continuing After 2023 Annual Meeting	Age	Position(s)	Director Since
Scott A. Graeff	56	Director	2017
N. Leigh Anderson	73	Director	2017
Pamela Coe	63	Director	2021
Richard W. Roedel	73	Chair of the Board of Directors	2005
Gary Spiegel	72	Director	2015

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Our Nominating and Governance Committee seeks to assemble a board of directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the committee has identified and evaluated nominees in the broader context of the board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the committee views as critical to effective functioning of the board. The biographies below include information, as of the date of this proxy statement, relating to the specific and particular experience, qualifications, attributes or skills of each director that led the committee to believe that the director should continue to serve on the board. However, each of the members of the committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the board, and these views may differ from the views of other members.

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Class II Director Nominees for Election for a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders

Warren B. Phelps, III Age: 76 Director Since: 2017 Board Committees: Audit Compensation Risk

Biographical Information

Warren B. Phelps, III has served as a member of our board of directors since 2017. He has served as Executive Chair of Empower RF Systems, a developer and manufacturer of high power RF amplifiers for the defense and commercial markets, since 2013. Since 2007, Mr. Phelps has served as a director of CarParts.com and its predecessor US AutoParts, a public company. From 2007 to 2017 he was chair of its Audit Committee and a member of the Nominating and Governance Committee.  Currently Mr. Phelps serves as CarParts.com’s Board Chair and chair of the Compensation Committee. From 2000 until his retirement in 2006, Mr. Phelps served in several executive positions for Spirent plc, a leading communications technology company, most recently as President of the Performance Analysis Broadband division. From 1996 to 2000, Mr. Phelps was at Netcom Systems, a provider of network test and measurement equipment, most recently as President and Chief Executive Officer. Prior to that, Mr. Phelps held executive positions, including Chair and Chief Executive Officer, at MICOM Communications and in various financial management roles at Burroughs/Unisys Corporation. Mr. Phelps holds a B.S. degree in mathematics from St. Lawrence University in Canton, New York and an M.B.A. from The University of Rochester in Rochester, New York.

Qualifications

The Nominating and Governance Committee believes that Mr. Phelps's prior experience as a Chief Executive Officer and experience with the defense and commercial industries enables him to make valuable contributions to the board of directors.

Mary Beth Vitale Age: 69 Director Since: 2019 Board Committees: Nominating & Governance Audit Risk

Biographical Information

Mary Beth Vitale has served as a member of our board of directors since September 2019. She currently serves as chair of Pareteum, Inc., a publicly traded company and GEHA, a VEBA health insurer where she chairs the Risk and Technology Committee. Ms. Vitale also served on the board of directors of CoBiz Financial, a publicly traded national commercial bank, from 2005 to 2018. Ms. Vitale co-founded Pellera, LLC., a consulting firm specializing in cybersecurity and board governance to boards of directors, in 2001. Previously, she had served as President, CEO and Chair of the Board of WestwindMedia.com, President and Chief Operating Officer of RMI.NET, and President-Western States and corporate officer for AT&T. She joined the Global Board of Women Corporate Directors in October 2020. Ms. Vitale is past Chair of the Board of Directors of the National Association of Corporate Directors (NACD) local chapter and has also been recognized as an NACD Board Leadership Fellow. earned the Director Certification and is a SEC qualified financial expert. She currently is a faculty member for the NACD in board governance and cyber security training. She is also a Co-Chair and founder of the Women Corporate Directors, Colorado Chapter. In 2020, she was selected as one of the top 100 directors by the NACD. Ms. Vitale also earned the CERT Certificate in Cybersecurity Oversight from the Software Engineering Institute, which demonstrates her commitment to advanced cybersecurity literacy to the Company, investors and regulators. She received her bachelor's degree from Hillsdale College; a master’s degree from the University of Colorado; and an Advanced Management certificate from the Wharton School.

Qualifications

The Nominating and Governance Committee believes that Ms. Vitale's financial, business development and cybersecurity expertise enables her to make valuable contributions to the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH NAMED NOMINEE.

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Class I Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

RICHARD W. ROEDEL Age: 73 Director Since: 2005 Board Committees Nominating & Governance Compensation Risk

Biographical Information

Richard W. Roedel has served as a member of our board of directors since 2005 and as Chair of our board of directors since 2010. Mr. Roedel also serves as a director of publicly held companies, Brightview Holdings, Inc., LSB Industries, Inc., and Clarivate Plc. Mr. Roedel serves as a Chair of LSB. In May 2021, Mr. Roedel retired from the board of Six Flags Entertainment, Inc. where he served as the Non-Executive Chair. Mr. Roedel has previously served on boards of IHS Markit Ltd, Lorillard, Inc., Sealy Corporation, BrightPoint, Inc., Broadview Holdings, Inc., Dade Behring Holdings, Inc., and TakeTwo Interactive Software, Inc. Mr. Roedel is a member of the National Association of Corporate Directors (NACD) Risk Oversight Advisory Council. Mr. Roedel served a three-year term, ending in 2017, on the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB). From 1971 through 2000, he was employed by BDO Seidman LLP, becoming an audit partner in 1980, later being promoted in 1990 to managing partner in Chicago and then managing partner in New York in 1994, and finally, in 1999, to chair and chief executive officer. Mr. Roedel holds a B.S. degree in accounting from The Ohio State University and is a Certified Public Accountant.

Qualifications

The Nominating and Governance Committee believes that Mr. Roedel’s public accounting experience and his status as an authority on issues facing audit committees, his extensive service on public company boards and committees and his deep familiarity with our company will continue to make him a valuable member of the board of directors.

GARY SPIEGEL Age: 72 Director Since: 2015 Board Committees: Compensation Nominating & Governance Risk

Biographical Information

Gary Spiegel has served as a member of our board of directors since 2015. He has more than 40 years of experience in the photonics industry. He held various positions, including vice president, sales and marketing, senior vice president, sales and Business development, and senior vice president, strategic business development at Newport Corporation from 2002 to 2013. Mr. Spiegel retired from Newport Corporation in 2014 and is currently a business development consultant. He has a bachelor’s degree in Industrial Marketing from Baruch College of the City University of New York and executive education course on Mergers and Acquisitions at UCLA Anderson school. He currently sits on the board of directors of Telescent Inc., an early-stage technology company focused on software defined network cross connect technology. From 2016 to 2019, he served on the board of Alio Industries, a small technology company serving a variety of high technology markets. He served as Secretary and Treasurer of the SPIE from 2015 through 2018, where he chaired the Financial Advisory Committee, as well as the Compensation Committee. He is the chair of the SPIE Audit committee, an honored Fellow of the SPIE and the recipient of its 2020 Directors Award.

Qualifications

The Nominating and Governance Committee believes that Mr. Spiegel's extensive experience and recognized thought leadership in the photonics industry will enable him to continue to make valuable contributions to the board of directors.

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Class III Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders

Scott A. Graeff Age: 56 Director Since: 2017

Biographical Information

Scott A. Graeff was appointed as our President, Chief Executive Officer and a member of the Board of Directors in 2017. Mr. Graeff has served as our Treasurer since 2005, and our Secretary since May 2015. Mr. Graeff previously served as our Chief Strategy Officer from 2012 to 2017 and as our Chief Commercialization Officer from 2010 to 2012. He also served as our interim Chief Financial Officer during the period from 2010 to 2011. He previously served as our Chief Operating Officer from 2009 to 2010, as our Chief Commercialization Officer from 2006 to 2009, and as our Chief Financial Officer and Executive Vice President, Corporate Development, from 2005 to 2006. Mr. Graeff was also a member of our board of directors from 2005 until 2006. From 1999 to 2001, Mr. Graeff served as Chief Financial Officer of Liquidity Link, a software development company. From 2001 to 2002, Mr. Graeff served as President and Chief Financial Officer of Autumn Investments. From 2002 until 2005, Mr. Graeff served as a Managing Director for Gryphon Capital Partners, a venture capital investment group. From 2003 until 2005, Mr. Graeff also served as the Acting Chief Financial Officer of Luna Technologies, Inc., which we acquired in 2005. Mr. Graeff holds a B.S. degree in commerce from the University of Virginia.

Qualifications

The Nominating and Governance Committee believes that Mr. Graeff's position as our President and Chief Executive Officer and his prior management experience enable him to continue to make valuable contributions to our board of directors.

N. Leigh Anderson Age: 73 Director Since: 2017 Board Committees: Compensation Audit

Biographical Information

N. Leigh Anderson has served as a member of our board of directors since 2017. Dr. Anderson has served as Chief Executive Officer of SISCAPA Assay Technologies, a developer of diagnostic testing technology, of which he was a co-founder, since 2011, and has served as the Chief Executive Officer of the Plasma Proteome Institute, a non-profit biomedical scientific research institute in Washington, D.C., of which he is also a founder, since 2002. From 2001 to 2002, Dr. Anderson served as the Chief Scientific Officer and a member of the board of directors of Large Scale Biology Corporation, a public biotechnology company. Dr. Anderson also served as a member of the board of directors and a member of the audit committee of Dade Behring Holdings, Inc., a publicly held medical diagnostics equipment manufacturer, from 2002 until its acquisition by Siemens AG in 2007. Dr. Anderson earned a B.A. degree in physics from Yale University and a Ph.D. in molecular biology from Cambridge University.

Qualifications

The Nominating and Governance Committee believes that Dr. Anderson's scientific background in critical areas, such as intellectual property, and pertinent executive and director experience in the biotechnology and biomedical industries enable him to bring significant value to the board of directors.

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Pamela Coe Age: 63 Director Since: 2021 Board Committees: Nominating & Governance Audit

Biographical Information

Pamela Coe has served on our board of directors since May 2021. Ms. Coe served as Senior Vice President, Legal & Secretary for Liberty Media Corporation and its sister companies from 2007 until her retirement in January 2020. Previously she was Senior Counsel - Finance for Tele-Communications, Inc. (TCI), which merged with AT&T from 1993 to 2000. Prior to her tenure at TCI, Ms. Coe was a Partner in a major San Francisco based law firm Pettit and Martin from 1985 to 1992. During her tenure, Ms. Coe specialized in corporate, securities and banking law. From 2012 to July 2019, Ms. Coe served as a member of the Board of Directors of Expedia Group, Inc. and served on Expedia’s Compensation Committee. Since May 2021, Ms. Coe has served as a director to Frontier Communications Parent, Inc. She holds a Bachelor of Science degree in Finance from Arizona State University and a Juris Doctor from the University of California, Los Angeles – School of Law.

Qualifications

The Nominating and Governance Committee believes that Ms. Coe’s board experience in a range of industries and her capital markets experience as an attorney bring significant value to the board of directors.

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# Gender and Ethnic Diversity

Racially/Ethnically Diverse 14%
Women 29%
Board Diversity 29%

The Board understands the advantages of having diversity in both personal and professional aspects. Its members possess valuable skills and experience that align with the Company's future success. While the table and charts above display the Board members' collective qualities relating to the Company's strategy, they also possess individual qualities not depicted. It's worth noting that the number of dots in the charts does not indicate the weight of a particular skill or qualification but rather represents the Board's key characteristics.

The charts above also show the diversity of the Board members in terms of race and ethnicity, which reflects Luna's workforce. At Luna, we value inclusivity and embrace diversity in all forms, including race, age, gender, and more.

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The Board Diversity Matrix below provides the diversity statistics for our board of directors.

Board Diversity Matrix (As of March 1, 2023)
Total Number of Directors	7
	Female	Male

Part I: Gender Identity
Directors	2	5

Part II: Demographic Background
African American or Black	1
White	1	5

Our board diversity matrix as of March 1, 2022, can be found in our proxy statement for the 2022 Annual Meeting filed with the SEC on April 8, 2022.

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Independence of the Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with legal counsel to ensure that the board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our board of directors has affirmatively determined that the following six current directors are independent within the meaning of the applicable Nasdaq listing standards: Mr. Roedel, Mr. Spiegel, Mr. Phelps, Ms. Vitale, Dr. Anderson and Ms. Coe. In making these determinations, the board found that none of these current directors had a material or disqualifying relationship with the Company. Mr. Graeff is not independent, as he is currently employed as our President and Chief Executive Officer.

Board Leadership Structure

Our board of directors is led by an independent non-executive Chair, Mr. Roedel, who has authority, among other things, to call and preside over board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the board. Accordingly, the non-executive Chair has substantial ability to shape the work of the board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the board in its oversight of our business and affairs. In addition, we believe that having an independent non-executive Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and our stockholders. As a result, we believe that having an independent non-executive Chair can enhance the effectiveness of the board as a whole.

Role of the Board in Risk Oversight

We believe risk is inherent in innovation and the pursuit of long-term growth opportunities. While Luna management is responsible for day-to-day risk management activities, one of the board’s key functions is informed oversight of our risk management process. With the oversight of the board, we have implemented practices and programs designed to help identify and manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase shareholder value. The board performs its oversight function directly, through receiving regular reports from management on risks, as well as through the work of its standing committees. The board has established a standing Risk Committee to bring particular focus on risk management and mitigation, including but not limited to, operational, financial, cybersecurity, legal and regulatory, strategic, labor management and reputational risks, including with respect to the COVID-19 outbreak. Each of the board’s committees – Audit, Nominating & Governance, Compensation and Risk – has a role in assisting the board in its oversight of the Company’s risk management, as set forth in the relevant committee charters, and each of these committees regularly reports to the full board with respect to its activities.

Information Regarding Certain Committees of the Board of Directors

Our board of directors has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Risk Committee. Our board of directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time as appropriate. Our board of directors has delegated various responsibilities and authority to these committees as generally described below. The committees regularly report on their activities and actions to the full board of directors. Each of these committees of our board of directors has a written charter approved by our board of directors.

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The following table provides the membership information for 2022 for each of the Audit, Compensation, Nominating and Governance and Risk committees:

Name	Audit		Compensation		Nominating and Governance		Risk

Richard W. Roedel			X		X		X	*
Warren B. Phelps, III	X	*	X				X
Gary Spiegel			X	*	X		X
N. Leigh Anderson	X		X
Mary Beth Vitale	X				X	*	X
Pamela Coe	X				X

*	Committee Chair

Audit Committee

The Audit Committee of our board of directors recommends the appointment of our independent auditors, reviews our internal accounting procedures and financial statements, and consults with and reviews the services provided by our independent auditors, including the results and scope of their audit.

The Audit Committee is currently composed of Mr. Phelps, Dr. Anderson, Mses. Vitale and Coe. Mr. Phelps serves as the chair of the committee. The Audit Committee met seven times, including telephonic meetings, during 2022.

The board of directors reviews the Nasdaq listing standards definition of independence for audit committee members on an annual basis and has determined that each member of the Audit Committee is independent within the meaning of the requirements of the Sarbanes-Oxley Act of 2002 and applicable SEC and Nasdaq rules, including Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing rules. The board of directors has also determined that each of Mr. Phelps and Ms. Vitale qualifies as an audit committee financial expert, as currently defined under applicable SEC rules. In reaching this determination, the board of directors made a qualitative assessment of their level of knowledge and experience based on a number of factors, including their formal education and extensive experience at an executive and audit committee level.

The Audit Committee operates under a written charter adopted by the board of directors, which is available in the “Investor Relations” section of our website at www.lunainc.com.

Compensation Committee

The Compensation Committee of our board of directors reviews and implements changes to the compensation and benefits for our executive officers, administers our stock plans, and establishes and reviews general policies relating to compensation and benefits for certain of our officers.

The Compensation Committee is currently composed of Messrs. Spiegel, Phelps, Roedel and Dr. Anderson. Mr. Spiegel serves as the chair of the committee. The Compensation Committee met seven times in 2022.

Each member of the Compensation Committee is independent within the meaning of applicable Nasdaq listing rules.

The Compensation Committee operates under a written charter adopted by the board of directors, which is available in the “Investor Relations” section of our website at www.lunainc.com.

Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. As described below in “Executive Compensation,” in 2021, the Compensation Committee engaged

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an independent third-party compensation consultant, Pearl Meyer, to conduct a competitive peer group analysis, which was taken into account when developing our 2022 executive compensation program.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation and determined bonus and equity awards, if any, at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers adoption of annual senior management incentive plans, including new performance objectives, matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee obtains the recommendations and advice of the Chief Executive Officer regarding the form and amount of compensation for executive officers other than himself.

The specific determinations of the Compensation Committee with respect to Executive Compensation for the year ended December 31, 2022 are described in greater detail in the “Executive Compensation” section of this proxy statement.

Nominating and Governance Committee

The Nominating and Governance Committee of our board of directors is responsible for reviewing the appropriate size, function, committee structure and needs of the board of directors, establishing criteria for evaluating and selecting new members of the board, identifying and recommending qualified director nominees to the board for approval and monitoring and making recommendations to the board of directors on matters relating to corporate governance. The Nominating and Governance Committee is responsible for corporate guidelines and documents. The Nominating and Governance Committee met four times during 2022.

The Nominating and Governance Committee currently consists of Mses. Vitale and Coe and Messrs. Roedel and Spiegel. Ms. Vitale serves as the chair of the committee. All members of the Nominating and Governance Committee are independent within the meaning of applicable Nasdaq listing rules.

The Nominating and Governance Committee operates under a written charter adopted by the board of directors, which is available in the “Investor Relations” section of our website at www.lunainc.com.

Risk Committee

The Risk Committee of our board of directors brings additional focus to the oversight of the Company’s management of key risks, as well as the Company’s policies and processes for monitoring and mitigating such risks. The Risk Committee collaborates with other committees and management to assist in their oversight and reviews of the Company’s risks, including cybersecurity. The Risk Committee plays a critical role in ensuring that Luna’s cybersecurity risks are identified, assessed, and managed effectively. This includes overseeing the implementation of cybersecurity policies, procedures, and controls to mitigate these risks and ensuring that appropriate resources are allocated to maintain the cybersecurity posture.

Under the direction of the Risk Committee, we have established an internal working group that regularly meets to identify and evaluate the key risks to the Company across all aspects in the organization. This working group regularly reports to the Risk Committee on the principal risks facing the company, as well as the development of reasonable risk mitigation strategies to address these risks.

The Risk Committee also guarantees that all business dealings at Luna are carried out with integrity, adhering to the established code of conduct. The Risk Committee met four times during 2022.

The Risk Committee currently consists of Messrs. Roedel, Spiegel, Phelps and Ms. Vitale. Mr. Roedel serves as the chair of the committee. All members of the Risk Committee are independent within the meaning of applicable Nasdaq listing rules.

The Risk Committee operates under a written charter adopted by the board of directors, which is available in the “Investor Relations” section of our website at www.lunainc.com.

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Board of Directors and Committee Meeting Attendance

Our board of directors met eight times, including telephonic meetings, during 2022. Each of our directors who served in 2022 attended at least 75% of the aggregate number of meetings held during his or her tenure by the board of directors and by the committees of the board of directors on which he or she served.

Independent members of the board of directors regularly meet in executive session without management present.

Annual Meeting Attendance

Our policy is to invite and encourage all directors to attend the annual meeting of stockholders, if possible. All but one of the members of our board of directors who were serving at the time of our 2022 annual meeting of stockholders attended that meeting.

Director Nomination Process

Candidates for director nominees are reviewed in the context of the current composition of the board of directors, the operating requirements of the Company and the long-term interests of stockholders. Our Nominating and Governance Committee identifies director nominees by first evaluating the current members of the board of directors willing to continue in service. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. Current members with skills and experience that are relevant to our business and who are willing to continue in service are considered for nomination.

If any member of the board of directors does not wish to continue in service, or the committee or board of directors decides not to nominate a member for re-election, the committee identifies the desired skills and experience of a new nominee based on our strategic and business needs. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates based on the skills needed. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. Current members of the board of directors and senior management are then polled for their recommendations. To date, the Nominating and Governance Committee has not engaged professional search firms or other third parties to identify or evaluate potential nominees, but the committee may do so in the future.

The Nominating and Governance Committee will also consider nominees recommended by stockholders, and any such recommendations should be forwarded to our Corporate Secretary in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:

•	the name, age, business address and residence address of the proposed candidate;
•	the principal occupation or employment of the proposed candidate and the candidate’s business experience for at least the previous five years;
•	the class and number of shares of our stock which the proposed candidate beneficially owns;
•	a description of all arrangements or understandings between the stockholder making the recommendation and each proposed candidate;
•	any information reasonably necessary to determine whether the proposed candidate meets SEC and Nasdaq independence standards; and
•

any other information relating to such proposed candidate that is required to be disclosed in solicitations of proxies for elections of directors or is otherwise required pursuant to Regulation 14A under the Exchange Act (including without limitation such proposed candidate’s written consent to being named in any proxy statement as a nominee and to serve as a director if elected).

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Such recommendations should be provided at least 120 days prior to the anniversary date of the mailing of our proxy statement for the previous annual meeting of stockholders. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth below, based on whether or not the candidate was recommended by a stockholder.

The Nominating and Governance Committee evaluates individual director candidates based upon a number of criteria, including:

•	a high degree of personal and professional integrity;
•	commitment to promoting the long-term interests of our stakeholders;
•

broad general business experience and acumen, which may include experience in management, finance, marketing and accounting, with particular emphasis on technology companies or policy-making experience in governmental or non-profit institutions;

•	adequate time to devote attention to the affairs of the Company;
•	an ability to bring balance to our board of directors in light of the Company’s current and anticipated needs and in light of the skills and attributes of the other board members; and
•	other attributes relevant to satisfying the requirements imposed by the SEC and Nasdaq.

The Nominating and Governance Committee retains the right to modify these qualifications from time to time.

Our Nominating and Governance Committee does not have a formal policy regarding board diversity. Diversity is one of a number of factors, however, that the committee takes into account in identifying nominees, and the Nominating and Governance Committee believes that it is essential that the board members represent diverse viewpoints.

The Board values diversity, in its broadest sense and, in the director identification and nomination process, the Board seeks a breadth of experience from a variety of industries and from professional disciplines, such as finance, professional services and technology, along with a diversity of gender, ethnicity and geographic location. In any searches for director candidates, the Nominating and Governance Committee seeks to include female and minority candidates in the initial list of candidates from which the committee selects prospective director candidates and requires that any search firm that it may engage to assist with a director search do the same.

The Nominating and Governance Committee will continue to evaluate the size and composition of our Board on an ongoing basis.

Director Compensation

The following table sets forth certain information concerning cash and non-cash compensation earned by the non-employee members of our board of directors in 2022. The compensation paid to Mr. Graeff, our President and Chief Executive Officer, is described below under “Executive Compensation.” Mr. Graeff does not receive any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash (1)(2)($)	Stock Awards (3)(4)($)	Total ($)

Richard W. Roedel	82,750	113,000	195,750
Gary Spiegel	61,750	63,000	124,750
Warren B. Phelps, III	61,750	63,000	124,750
N. Leigh Anderson	48,750	63,000	111,750
Mary Beth Vitale	59,750	63,000	122,750
Pamela Coe	48,750	63,000	111,750

(1)	Represents the annual cash retainer for board and, as applicable, committee service for 2022.

(2)

During 2022, our non-employee directors had the option to receive some or all of their cash retainers for board and committee service in deferred stock units pursuant to our non-employee directors’ deferred compensation plan. These deferred stock units are convertible into shares of our common stock on a one-for-one basis upon specified events. Mr. Roedel received an aggregate of 10,219 deferred stock units in lieu of his cash payments for his service as chair of the board of directors with an aggregate grant date fair value of $62,750, as well as an aggregate of 3,291 deferred stock units in lieu of his cash payments for his service as chair of our Risk Committee, a member of our Compensation Committee and a member of our Nominating and Governance Committee with an aggregate grant date fair value of

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$20,000. Mr. Phelps received an aggregate of 6,550 deferred stock units in lieu of his cash payments for his service on the board of directors with an aggregate grant date fair value of $39,750, as well as an aggregate of 3,690 deferred stock units in lieu of his cash payments for his service as the Chair of our Audit Committee, as a member of the Compensation Committee and as a member of the Risk Committee, with an aggregate grant date fair value of $22,000. Dr. Anderson received an aggregate of 6,550 deferred stock units in lieu of his cash payments for his service on the board of directors with an aggregate grant date fair value of $39,750, as well as an aggregate of 1,501 deferred stock units in lieu of his cash payments for his service as a member of the Audit Committee and a member of the Compensation Committee, with an aggregate grant date fair value of $9,000. Ms. Vitale received an aggregate of 6,550 deferred stock units in lieu of cash payments for her service on the board of directors with an aggregate grant date fair value of $39,750, as well as an aggregate of 3,291 deferred stock units in lieu of her cash payments for her service as Chair of our Nominating and Governance Committee, as a member of the Audit Committee and as a member of the Risk Committee, with an aggregate grant date fair value of $20,000. Ms. Coe received an aggregate of 6,550 deferred stock units in lieu of her cash payments for her service on the board of directors with an aggregate grant date fair value of $39,750, as well as an aggregate of 1,501 deferred stock units in lieu of her cash payments for her service as a member of the Audit Committee and a member of the Nominating and Governance Committee, with an aggregate grant date fair value of $9,000.

(3)	As of December 31, 2022, our non-employee directors held the following equity awards:

Name	Deferred Stock Units	Shares Underlying Stock Options

N. Leigh Anderson	42,524	—
Pamela Coe	26,084
Richard W. Roedel	333,356	240,000
Gary Spiegel	25,762	—
Warren B. Phelps, III	91,355	—
Mary Beth Vitale	48,308	—

(4)

Messrs. Spiegel and Phelps, Mses. Vitale and Coe, and Dr. Anderson received 11,819 restricted stock units (“RSUs”), in each case with a grant date fair value of $63,000, for their annual director retainer. Mr. Roedel received 21,200 RSUs with a grant date fair value of $113,000 for service as chair of the board of directors. The grant date fair value was computed in accordance with ASC Topic 718, Compensation-Stock Compensation. For a discussion of valuation assumptions, see Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Pursuant to our non-employee directors deferred compensation plan, Messrs. Phelps, Roedel and Spiegel, Dr. Anderson and Mses. Vitale and Coe elected to receive these RSUs in the form of deferred stock units and these awards are included in the deferred stock units totals in footnote (3).

We also reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors, which expense reimbursements are not included in the foregoing table.

Compensation

Retainers. Board members receive an annual retainer pursuant to our amended and restated non-employee director compensation policy. In 2022, under this policy, the annual retainer for service as chair of the board was $62,500, the annual retainer for service as a member of the board was $37,500, the annual retainer for service as a member of a committee was $4,000, and the annual retainer for service as a chair of a committee was $11,000. In January 2022, our board of directors adopted an amendment to our non-employee director compensation policy, effective on the date of the 2022 Annual Meeting of Stockholders, pursuant to which the annual retainer for service as a chair of the board increased to $63,000, the annual retainer for service as a member of the board increased to $42,000, the annual retainer for service as a member of a committee increased to $5,000, the annual retainer for service as chair of the Audit Committee and Compensation Committee became $15,000, and the annual retainer for service as chair of the Nominating and Governance Committee and Risk Committee became $11,000. These board and committee retainers are paid quarterly in advance. These retainers for board and committee service are paid, at the election of the director, in either shares of common stock or stock units issued pursuant to our non-employee directors’ deferred compensation plan, as described above.

Equity-Based Compensation. Pursuant to the amended and restated non-employee director compensation policy, non-employee directors are also entitled to receive an annual equity grant in the form of RSUs at the time of annual meeting of stockholders. In 2022, the chair of our board of directors was entitled to RSUs with a value of $113,000 and other non-employee directors were entitled to RSUs with a value of $63,000. RSUs granted under the policy will vest on the earlier of the one-year anniversary of the grant date or the date of the next annual meeting of stockholders. Our non-employee directors may elect to receive these RSUs in the form of deferred stock units pursuant to our non-employee directors' deferred compensation plan.

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Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee during 2022 is or was a present or former officer or employee of the Company, nor did such members engage in any transaction or relationship requiring disclosure in this proxy statement under the section titled “Certain Relationships and Related Person Transactions.”

No executive officer of the Company served as a director or member of the Compensation Committee (or other board committee performing equivalent functions) of any other entity during the last fiscal year, one of whose executive officers served on our board of directors or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. The full text of our Code of Business Conduct and Ethics is posted on our website at www.lunainc.com in the “Investor Relations” section. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Hedging and Pledging Policy

Our insider trading policy prohibits directors, executive officers and other employees from engaging in speculative trading activities, including hedging transactions or other inherently speculative transactions with respect to our securities. The policy also prohibits directors, executive officers and other employees from holding company securities in a margin account or otherwise pledging the company’s securities as collateral for a loan.

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Executive Officers

The following table sets forth certain summary information concerning our executive officers as of March 31, 2023.

Name	Age	Position
Scott A. Graeff	56	President, Chief Executive Officer, Treasurer and Secretary
Eugene Nestro	57	Chief Financial Officer
Brian Soller	48	Chief Technology Officer

Information about Mr. Graeff is set forth above under “Class III Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders.”

Eugene Nestro has served as our Chief Financial Officer since December 2019. He previously served as the Vice President, Corporate Finance at Cree, Inc., a public company developing and marketing power and radio frequency semiconductors and lighting class LEDs, from 2017 to June 2019. Prior to Cree, Mr. Nestro served in corporate and operational finance positions of increasing responsibility at TE Connectivity Ltd., a public industrial technology company, from 2000 to 2017. Mr. Nestro holds a B.S. degree in accounting from Penn State University and M.B.A. from Saint Joseph’s University, Erivan K. Haub School of Business

Brian Soller has served as our Chief Technology Officer since October 2022. Prior to this he served as Chief Operating Officer from April 2021 until October 2022. He previously served as Senior Vice President and General Manager of the Company’s Lightwave Division since 2019 and as Vice President and General Manager of the Lightwave Division from 2014 to 2019. Prior to that, Dr. Soller was the Vice President of Marketing at Micron Optics, Inc. from 2013 to 2014 and the Vice President of Corporate Development and sales at LightPath Technologies from 2010 to 2013. Prior to LightPath, Dr. Soller was employed by Luna in various capacities, serving as a Vice President from 2005 to 2007 and as General Manager of our Products Division from 2008 to 2009. Dr. Soller holds a B.S. in Mathematics and Physics from the University of Wisconsin-La Crosse and a Ph.D. in Optical Science from the Institute of Optics, University of Rochester.

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Proposal No. 2 Advisory Vote on Executive Compensation

At our 2019 annual meeting of stockholders, our stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year we are again asking for our stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers described in the Executive Compensation section of this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the board of directors is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation section, compensation tables and any related information disclosed in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the board of directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present online at the meeting or represented by proxy and entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL NUMBER 2.

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Proposal No. 3 Approval of the 2023 Equity Incentive Plan

Overview

Our Compensation Committee has approved, and our Board of Directors is recommending and requesting, that our stockholders approve, the Luna Innovations Incorporated 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan is intended to be the successor to and continuation of the Luna Innovations Incorporated 2016 Equity Incentive Plan (the “2016 Plan”).

Why We Are Asking Our Stockholders to Approve the 2023 Plan

We currently maintain the 2016 Plan to grant equity awards to our employees, directors and consultants. We are seeking stockholder approval of the 2023 Plan to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to have an equity incentive program that allows us to compete with our peer group for key talent.

Stockholder Approval

If this Proposal 3 is approved by our stockholders, the 2023 Plan will become effective as of the date of the annual meeting and as of such date, no additional awards will be granted under the 2016 Plan. In the event that our stockholders do not approve this Proposal 3, the 2023 Plan will not become effective and the 2016 Plan will continue to be effective in accordance with its terms. However, the shares remaining for issuance under the 2016 Plan are insufficient to support our equity grant practices and we will not be able to continue to grant equity awards at levels determined appropriate by our Board of Directors and Compensation Committee if the 2023 Plan is not approved.

Approval of the 2023 Plan will require the affirmative vote of at least a majority in voting interest of our stockholders present online or by proxy and voting at the Annual Meeting, assuming the presence of a quorum. If our stockholders do not approve the 2023 Plan, it will not be implemented, but our Board reserves the right to adopt such other compensation plans and programs that do not otherwise require stockholder approval as it deems appropriate and in the best interests of our company and our stockholders.

Why You Should Vote for the 2023 Plan

The 2023 Plan Combines Compensation and Governance Best Practices

The 2023 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•

Stockholder approval is required for additional shares. The 2023 Plan does not contain an annual “evergreen” provision. The 2023 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares under the 2023 Plan.

•

No liberal share counting for appreciation awards. The following shares will not become available again for issuance under the 2023 Plan: (i) shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise or strike price of stock options and stock appreciation rights granted under the 2023 Plan or 2016 Plan; (ii) shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an award granted under the 2023 Plan or 2016 Plan; (iii) shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of stock options and stock appreciation rights granted under the 2023 Plan or 2016 Plan; and (iv) in the event that a stock appreciation right granted under the 2023 Plan or the 2016 Plan is settled in shares, the gross number of shares subject to such stock appreciation right.

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•

Minimum vesting requirement. The 2023 Plan generally provides that no stock award (or portion thereof) may vest until at least 12 months following the date of grant of such award (excluding, for this purpose, any stock award granted in connection with a merger or acquisition in accordance with certain listing or other applicable rules), except that shares representing up to 5% of the share reserve of the 2023 Plan may be issued pursuant to stock awards that do not meet such vesting requirements. The vesting of stock awards granted to non-employee directors will be deemed to satisfy the minimum vesting requirement if they vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting.

•

Repricing and cash buyouts are not allowed. The 2023 Plan prohibits the repricing of stock options and stock appreciation rights granted under the 2023 Plan and cash buyouts of any such stock options and stock appreciation rights that are underwater, in each case without prior stockholder approval.

•

Limit on non-employee director compensation. The aggregate value of all cash and equity-based compensation paid or granted by the Company to any individual for service as a non-employee director with respect to any fiscal year of the Company will not exceed a total of $700,000. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

•

Restrictions on dividends. The 2023 Plan provides that (i) no dividends or dividend equivalents may be paid on stock options or stock appreciation awards, (ii) no dividends or dividend equivalents may be paid with respect to any shares of common stock subject to an award granted under the 2023 Plan before the date such shares have vested, (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iv) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date such shares are forfeited to or repurchased by the Company due to a failure to vest.

•

Treatment of awards in connection with a corporate transaction or a change in control. The 2023 Plan specifies the default vesting treatment of outstanding time-based and performance-based awards in connection with a corporate transaction or change in control, such as a merger or acquisition.  Specifically, stock awards that are not assumed, continued or substituted for another stock award and that are held by a current participant will vest (with performance-based awards vesting at the “target” level of performance) prior to the transaction, and then terminated if not exercised (as applicable).

•

Awards subject to forfeiture/clawback. Awards granted under the 2023 Plan will be subject to recoupment in accordance with the Luna Innovations Incorporated Policy for Recoupment of Incentive Compensation, any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that we adopt. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

We Manage Our Equity Incentive Award Use Carefully

We believe that equity incentive awards are a vital part of our overall compensation program, and we grant awards to motivate and retain our leadership. However, we recognize that this compensation philosophy dilutes existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to monitoring our equity compensation share reserve carefully, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of awards necessary to attract, retain and motivate our employees, directors and consultants.

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Overhang and Dilution

The following table provides certain information regarding our outstanding equity awards and shares available for future awards under the 2016 Plan as of March 31, 2023.

Other than grants to our non-employee directors for service on our board of directors (including committees thereof) for the period from April 1, 2023 – June 30, 3023, no further shares will be granted as awards under the 2016 Plan between March 31, 2023, and May 24, 2023, the date of this annual meeting. If our stockholders approve the 2023 Plan, no new awards will be granted under the 2016 Plan and the remaining share reserve under the 2016 Plan will be cancelled.

As of March 31, 2023

Total number of shares of common stock subject to outstanding stock options (1)	606,182
Weighted -average exercise price of outstanding stock options	$2.93
Weighted-average remaining term of outstanding stock options	2.43 years
Fair Value Awards Outstanding (restricted stock units) (2)	1,977,404
Total Equity Awards Outstanding	2,583,586
Shares Remaining Available for Future Grant (2)	557,011
Common Stock Outstanding as of March 31, 2023	33,442,867

The closing price of our common stock as reported on the Nasdaq Stock Market on April 3, 2023, the Record Date for this Annual Meeting, was $7.19.

(1)	No stock appreciation rights were outstanding as of March 31, 2023.
(2)

Assumes that all performance-based restricted stock unit awards (“RSUs”) that were outstanding as of March 31 will be earned at the target number of shares that are eligible to vest upon achievement of the applicable performance goals. As of March 31, 2023, RSUs were the only type of outstanding awards subject to performance-based vesting.

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive program for fiscal years 2022, 2021 and 2020. Our average burn rate for such three-year period was 1.81%.

	Fiscal Year

	2022	2021	2020
Total number of shares of common stock subject to stock options granted (1)	-	80,735	70,000
Total number of shares of common stock subject to full value awards granted (2)	1,060,655	325,344	203,059
Weighted-average number of shares of common stock outstanding	32,591,973	31,658,085	30,669,874
Burn Rate (3)	3.25%	1.28%	0.89%

(1)	No stock appreciation rights were granted during fiscal years 2022, 2021 and 2020.
(2)

For purposes of calculating this amount, RSUs subject to performance-based vesting are counted at the target number of shares that are eligible to vest upon achievement of the applicable performance goals. RSUs were the only type of awards subject to performance-based vesting granted during fiscal years 2022, 2021 and 2020.

(3)	Burn Rate is calculated as: (shares subject to stock options granted + shares subject to full value awards granted) / weighted average common stock outstanding.

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Description of the 2023 Plan

The material features of the 2023 Plan are summarized below. This summary is qualified in its entirety by reference to the complete text of the 2023 Plan, which is appended to this Proxy Statement as Appendix A and may be accessed from the SEC’s website at www.sec.gov.

Purpose

The 2023 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The 2023 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2023 Plan will not exceed the sum of (i) 2,000,000 shares and (ii) the Prior Plan Returning Shares (as defined in the 2023 Plan and described below), as such shares become available from time to time.

For purposes of this Proposal 3, the term “Prior Plan Returning Shares” refers to the following shares of our common stock: (i) any shares subject to an award granted under the 2016 Plan that is outstanding as of May 24, 2023 (a “Prior Plan Award”) that on or following of May 24, 2023 are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares subject to a Prior Plan Award that on or following of May 24, 2023 are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares issued pursuant to a Prior Plan Award that on or following of May 24, 2023 are forfeited back to or repurchased by the Company because of a failure to vest.

The share reserve of the 2023 Plan will not be reduced by any of the following shares of our common stock and such shares will remain available for issuance under the 2023 Plan: (i) any shares subject to an award granted under the 2023 Plan that are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) any shares subject to an award granted under the 2023 Plan that are not issued because such award or any portion thereof is settled in cash; (iii) shares that are withheld that would otherwise be issued to satisfy the exercise, strike or purchase price of a full value award (i.e., an award other than a stock option or stock appreciation right); or (iv) shares that are withheld that would otherwise be issued to satisfy a tax withholding obligation in connection with a full value award.

The following shares of our common stock previously issued pursuant to an award granted under the 2023 Plan and accordingly deducted from the share reserve will be added back to the share reserve and again become available for issuance under the 2023 Plan: (i) any shares that are forfeited back to or redeemed or repurchased by the Company because of a failure to vest , (ii) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of a full value award, and (iii) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with a full value award.

The following shares of our common stock will not revert to the share reserve of the 2023 Plan or become available again for issuance under the 2023 Plan: (i) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise or strike price of a stock option or stock appreciation right granted under the 2023 Plan or 2016 Plan (including any shares subject to such stock option or stock appreciation right that are not delivered because such award is exercised through a reduction of shares subject to such stock option or stock appreciation right (i.e., “net exercised”)); (ii) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right granted under the 2023 Plan or 2016 Plan; (iii) any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of a stock option or stock appreciation right granted under the 2023 Plan or

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	25	2023 PROXY STATEMENT

2016 Plan; and (iv) in the event that a stock appreciation right granted under the 2023 Plan or the 2016 Plan is settled in shares, the gross number of shares subject to such award.

Eligibility

All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the 2023 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2023 Plan only to our (including our affiliates’) employees.

As of April 3, 2023, the Record Date, we (including our affiliates) had approximately 345 employees, 6 non-employee directors, and 12 consultants, all of whom would be eligible to participate in the 2023 Plan.

Administration

The 2023 Plan will be administered by the Board of Directors, which may in turn delegate authority to administer the 2023 Plan to a committee of the Board of Directors. The Board has delegated concurrent authority to administer the 2023 Plan to the Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to the Compensation Committee. The Board of Directors and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 3.

Subject to the terms of the 2023 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2023 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2023 Plan.

The Plan Administrator may also delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than officers, of awards, provided that no person or body may be delegated authority to grant an award to themself; (ii) determine the number of shares of our common stock subject to such awards; and (iii) determine the terms of such awards; provided, however, that the Plan Administrator action regarding such delegation will fix the terms of such delegation in accordance with applicable law (including specifying the total number of shares that may be subject to the awards granted by such persons or bodies during a specified period).

Repricing; Cancellation and Re-Grant of Awards

Under the 2023 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Minimum Vesting Requirements

 The 2023 Plan generally provides that no stock award (or portion thereof) may vest until at least 12 months following the date of grant of such award (excluding, for this purpose, any stock award granted in connection with a merger or acquisition in accordance with certain listing or other applicable rules), except that shares up to 5% of the share reserve of the 2023 Plan may be issued pursuant to stock awards that do not meet such vesting requirements.

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Dividends and Dividend Equivalents

The 2023 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid on options or stock appreciation rights, (ii) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iv) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date such shares are forfeited to or repurchased by the Company due to a failure to vest.

Limit on Non-Employee Director Compensation

The aggregate value of all cash and equity-based compensation paid or granted by the Company to any individual for service as a non-employee director with respect to any fiscal year of the Company will not exceed a total of $700,000. For purposes of this limitation, the value of any equity-based awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Stock Options

Stock options may be granted under the 2023 Plan pursuant to stock option agreements. The 2023 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”).

Subject to certain exceptions as provided in the 2023 Plan, the exercise price of a stock option granted under the 2023 Plan may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2023 Plan may not exceed 10 years from the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s service relationship with the Company or one of its affiliates (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause and other than upon the participant’s death, disability or retirement), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2023 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, the term of a stock option may be extended if the participant’s continuous service terminates for any reason other than for cause and if at any time during the last 30 days for the applicable post-termination exercise period the exercise of the stock option would be prohibited by applicable securities laws or if the sale of any shares of our common stock received upon exercise of the stock option would violate the Company’s insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2023 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to the Company; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to the Company of shares of our common stock (either by actual delivery or attestation); (iv) for NSOs, by “net exercise” or (v) in other legal consideration approved by the Plan Administrator.

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	27	2023 PROXY STATEMENT

Stock options granted under the 2023 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement (subject to the limitations described in “Minimum Vesting Requirements” above). Shares covered by different stock options granted under the 2023 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2023 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2023 Plan other than by will or the laws of descent and distribution. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Notwithstanding the foregoing, no option may be transferred to any financial institution without prior stockholder approval.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and
•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2023 Plan is 2,000,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2023 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of our common stock on the date of grant, subject to certain exceptions as provided in the 2023 Plan. The term of stock appreciation rights granted under the 2023 Plan may not exceed 10 years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate (subject to the limitations described in “Minimum Vesting Requirements” above). The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of shares and cash, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2023 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2023 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the participant’s services performed for the Company or any of its affiliates, or any other form of legal consideration (including future services) acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior stockholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by the Company.

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	28	2023 PROXY STATEMENT

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2023 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of shares and cash, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with the Company or one of its affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

A performance stock award is a stock award that may vest or may be exercised contingent upon the attainment during a performance period of certain performance goals. A performance cash award is a cash award that may vest or become earned and payable contingent upon the attainment during a performance period of certain performance goals.

With respect to any performance stock award or performance cash award (each, a “performance award”), subject to the limitations described in “Minimum Vesting Requirements” above (if applicable), the Plan Administrator will determine the length of any performance period, the performance goals to be achieved during the performance period, the other terms and conditions of such performance award, and the measure of whether and to what degree such performance goals have been attained. In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period. To the extent permitted by applicable law and set forth in the applicable award agreement, the Plan Administrator may determine that cash or other property may be used in payment of performance awards. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

Performance goals under the 2023 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation, amortization, legal settlements, other income (expense) and/or changes in deferred revenue; (3) total shareholder return; (4) return on equity or average shareholders’ equity; (5) return on assets, investment, or capital; (6) stock price; (7) margin (including gross margin and/or operating margin); (8) income (before or after taxes); (9) operating income (before or after taxes); (10) net income (before or after taxes); (11) pre-tax profit; (12) operating cash flow; (13) sales or revenue targets; (14) increases in revenue or product revenue; (15) expenses and cost reduction goals; (16) improvement in or attainment of working capital levels; (17) economic value added (or an equivalent metric); (18) balance of cash, cash equivalents and marketable securities; (19) free cash flow or cash flow; (20) market share; (21) operating cash flow; (22) cash flow per share; (23) share price performance; (24) daily average revenue trades; (25) asset gathering metrics; (26) number of customers; (27) customer satisfaction; (28) product development; (29) product quality; (30) debt reduction or debt levels; (31) implementation or completion of projects or processes (including, without limitation, regulatory filing submissions, regulatory filing acceptances, regulatory authority interactions, regulatory approvals and other regulatory milestones); (32) shareholders’ equity; (33) capital expenditures; (34) operating profit or net operating profit; (35) workforce diversity; (36) growth of net income or operating income; (37) billings; (38) bookings; (39) employee retention; (40) employee satisfaction; (41) budget management; (42) completion of a joint venture or other corporate transaction; (43) completion of identified special project; (44) overall effectiveness of management; (45) progress of internal research and development programs; (46) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (47) any other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period. Such adjustments may be based on one or more of the following: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to

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	29	2023 PROXY STATEMENT

generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, the Plan Administrator may specify other adjustment items in the award agreement or other document setting forth the performance goals.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other awards under the 2023 Plan. Subject to the terms of the 2023 Plan (including the limitations described in “Minimum Vesting Requirements” above), the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted, and all other terms and conditions of such other stock awards.

Clawback/Recoupment

Awards granted under the 2023 Plan will be subject to recoupment in accordance with the Luna Innovations Incorporated Policy for Recoupment of Incentive Compensation, any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2023 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding awards.

Transactions

In the event of a transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant, any stock awards outstanding under our 2023 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (1) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction) and (2) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction.

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	30	2023 PROXY STATEMENT

In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (1) the per share amount payable to holders of common stock in connection with the transaction, over (2) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Under our 2023 Plan, a transaction is generally defined as (i) the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, or (ii) a change in control (as defined in the 2023 Plan and described below).

Change in Control

Awards granted under our 2023 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Under our 2023 Plan, a change in control is generally defined as: (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our shareholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our board of directors becomes comprised of individuals who were not serving on our board of directors on the date our 2023 Plan was adopted by the board of directors, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Plan Amendments and Termination

The Plan Administrator has the authority to amend or terminate the 2023 Plan at any time. However, except as otherwise provided in the 2023 Plan or an award agreement, no amendment or termination of the 2023 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.

We will obtain stockholder approval of any amendment to the 2023 Plan if required by applicable law and listing requirements. No incentive stock options may be granted under the 2023 Plan after April 14, 2033, which is the tenth anniversary of the date the 2023 Plan was adopted by the Compensation Committee.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and the Company with respect to participation in the 2023 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired the 2023 Plan. The 2023 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

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	31	2023 PROXY STATEMENT

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying shares on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2023 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received (for example, if the employee is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the shares on the date the award is granted over any amount paid by the recipient for the shares.

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The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying shares on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limit

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2023 Plan will be subject to the deduction limit under Section 162(m) and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits under the 2023 Plan

The following table sets forth certain information regarding future benefits under the 2023 Plan.

	Dollar Value ($)	Number of Shares (#)

Scott A. Graeff President & Chief Executive Officer	(1)	(1)
Eugene Nestro Chief Financial Officer	(1)	(1)
Brian Soller Chief Technology Officer	(1)	(1)
All current executive officers as a group	(1)	(1)
All current directors who are not executive officers as a group	(2)	(2)
All employees, including current officers who are not executive officers, as a group	(1)	(1)

(1) Awards granted under the 2023 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2023 Plan, and we have not granted any awards

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under the 2023 Plan subject to stockholder approval of this Proposal 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2023 Plan are not determinable.

(2) Awards granted under the 2023 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2023 Plan. However, pursuant to our current compensation program for non-employee directors, which was amended most recently in January 2022, on the date of each of annual stockholder meeting, each of our current non-employee directors is entitled to an equity grant in the form of RSUs as follows: the chair of our board of directors is entitled to RSUs with a value of $113,000 and other non-employee directors are entitled to RSUs with a value of $63,000. On and after the date of the annual meeting, any such awards will be granted under the 2023 Plan if this Proposal 3 is approved by our stockholders. The compensation program for our non-employee directors is subject to periodic review and may be changed at any time by the Board of Directors; accordingly, the actual stock awards and number of shares that may be granted to each of our non-employee directors under the 2023 Plan on the date of the annual meeting or otherwise may differ from the amounts described herein.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL NUMBER 3.

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Proposal No. 4 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP was selected as our independent registered public accounting firm in March 2022. A representative of Ernst & Young LLP is expected to be present at our 2023 annual meeting of stockholders and will have an opportunity to make a statement and respond to appropriate questions from stockholders.

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

The affirmative vote of a majority of shares of our common stock present online at the 2023 annual meeting of stockholders or by proxy and entitled to vote is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. Abstentions will have the same effect as a vote against this proposal. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved.

Change in Independent Registered Accounting Firm

In March 2022, the Audit Committee approved the engagement of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2022 and approved the dismissal of Grant Thornton LLP as our independent registered public accounting firm. Grant Thornton LLP had served as our independent registered public accounting firm since 2005. On March 23, 2022, we filed a Current Report on Form 8-K disclosing this change.

The reports of Grant Thornton LLP on our financial statements for the fiscal year ended December 31, 2021, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2021 and the subsequent interim period through March 23, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between us and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in its report, and there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the year ended December 31, 2021, and in the subsequent interim period through March 22, 2022, neither the Company nor anyone on its behalf consulted with Ernst & Young LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements and, neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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Audit and Related Fees for Fiscal Years 2021 and 2022

The following table sets forth a summary of the aggregate fees billed to us by Grant Thornton LLP for professional services for the fiscal year ended December 31, 2021 and primarily by Ernst & Young LLP for professional services for the fiscal year ended December 31, 2022. All of the services described in the following fee table were approved by the Audit Committee.

Name	2021	2022

Audit Fees	$1,343,623	$1,178,746
Tax Fees	—	8,802
Total Fees	$1,343,623	$1,187,548

The Audit Committee met regularly with Ernst & Young LLP throughout the year and reviewed both audit and, if applicable, other services performed by Ernst & Young LLP as well as fees charged for such services. Audit fees for 2021 and 2022 consisted of professional services rendered for the annual audits of our consolidated financial statements and review of quarterly financial statements included in our quarterly reports on Form 10-Q.

Pre-Approval Policies and Procedures

The Audit Committee has adopted, and the board of directors has approved, a policy that sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be pre-approved. The policy generally pre-approves all audit services and non-audit services by our independent auditors, except in the case of non-audit services where subsequent approval is necessary and permissible. Pursuant to its pre-approval policy, the Audit Committee may delegate pre-approval authority for non-audit services to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. During 2021 and 2022, all services provided by Ernst & Young LLP and Grant Thornton LLP were pre-approved by the Audit Committee in accordance with this policy.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL NUMBER 4.

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Audit Committee Report

As described more fully in its charter, the purpose of the Audit Committee is to assist the board of directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing our independent registered public accounting firm’s qualifications and independence and, if applicable, the performance of the persons performing internal audit duties for the Company.

Company management is responsible for preparation, presentation and integrity of our financial statements, as well as our financial reporting processes, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the board of directors for 2022.

The Audit Committee has:

•

reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2022 with management and Ernst & Young LLP, our independent registered public accounting firm during 2022;

•

discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•

received from Ernst & Young LLP the disclosures and a letter regarding their independence as required by the applicable requirements of the Public Company Accounting Oversight Board requesting Ernst & Young LLP’s communication with the Audit Committee concerning independence and discussed the auditors’ independence with them.

In addition, the Audit Committee has met separately with Company management and with Ernst & Young LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited 2022 financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Warren B. Phelps, III, Chair
N. Leigh Anderson
Mary Beth Vitale
Pamela Coe

The foregoing audit committee report is not “soliciting material,” shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

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Executive Compensation

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow the Company to provide less detail about its executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narrative that describes the 2022 executive compensation program for our named executive officers (“NEOs”) listed in the table below. We are also committed to keeping an open dialogue with our stockholders to help ensure that we have a regular pulse on investor perspectives and, as we continue to grow, we intend to further enhance our outreach efforts during 2023 and into the future.

Name	Position
Scott A. Graeff	President and Chief Executive Officer
Eugene Nestro	Chief Financial Officer
Brian Soller	Chief Technology Officer

Executive Summary

Business Overview

2022 was a transformational year for us representing the culmination of execution on the five-year strategic plan we outlined in 2017, thereby creating a pure-play fiber optics company. With the completed divestiture of Luna Labs, our acquisition of Lios Sensing, and the integration of OptaSense, we created a solid base that reflects our fiber-focused vision for our business going forward. We delivered double-digit revenue and gross profit growth for the full-year. Across our sensing and communications testing businesses, we expanded relationships with existing customers in a variety of markets, building a pipeline of larger, multi-unit, blanket orders. Key financial highlights included:

•	Revenues for the year ended December 31, 2022, increased 25% compared to 2021; increased 28% on a constant currency basis*.
•	Gross margin increased to 61% for the year ended December 31, 2022, compared to 59% for the year ended December 31, 2021.
•	Operating loss of $1.9 million for the year ended December 31, 2022, decreased (or improved) compared to operating loss of $2.6 million for the year ended December 31, 2021.
•

Net income was $9.3 million, or $0.28 per fully diluted share, for the year ended December 31, 2022, compared to a net income of $1.4 million, or $0.04 per fully diluted share, for the year ended December 31, 2021.

•	Adjusted EPS* was $0.21 for the year ended December 31, 2022, compared to $0.17 for the year ended December 31, 2021.
•	Adjusted EBITDA* was $12.1 million for the year ended December 31, 2022, compared to $7.6 million for the year ended December 31, 2021.

**Adjusted EPS, Adjusted EBITDA and revenues in constant currency are non-GAAP financial measures.  Adjusted EPS and Adjusted EBITDA exclude certain charges and credits that are required by GAAP. Adjusted EBITDA and Adjusted EPS provide useful information to both management and investors by excluding the effect of certain non-cash expenses and items that we believe may not be indicative of our operating performance, because either they are unusual and we do not expect them to recur in the ordinary course of its business, or they are unrelated to the ongoing operation of the business in the ordinary course. Adjusted EBITDA, Adjusted EPS and revenues in constant currency

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should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. Adjusted EBITDA, Adjusted EPS and revenues in constant currency have been reconciled to the nearest GAAP measure in the tables in Appendix B of this proxy statement.

2022 Compensation Highlights

Our executive compensation program has three primary elements: base salary, annual incentives, and long-term equity incentives. Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our NEOs to focus on long-term sustainable stockholder value creation. Based on our performance and consistent with the design of our program, the Compensation Committee made the following executive compensation decisions for fiscal 2022:

•	Base Salaries. The Compensation Committee approved market-based salary increases for the NEOs for 2022.

•

Annual Incentives. We established a 2022 senior management incentive plan, which rewarded our NEOs for our corporate financial performance, specifically whether the Company achieved specific financial performance metrics. The amount of the bonus was based on achieving goals set for revenue, adjusted operating income and individual qualitative objectives. We paid bonuses based on our performance as measured against each of the target financial metrics and the accomplishment of the qualitative objectives. For details, please refer to the “Cash Incentive Bonuses” section below.

•

Equity Incentives. Consistent with past practice, for 2022, the Compensation Committee approved long-term equity incentive grants to the NEOs, which were comprised of a balanced mix of service-based RSUs, which will vest over time, and performance-based RSUs that will vest based on our achievement of long-term performance goals. In addition, based on performance, the NEOs earned 85% of their target performance-based RSUs for the 2020 to 2022 performance cycle. For details, please refer to the “Equity Incentives” section below.

Best Compensation Practices, Policies and Guidelines

We believe the following practices and policies within our program promote sound compensation governance and are in the best interests of our stockholders and executives:

What We Do		What We Don’t Do
✓	Emphasize variable pay over fixed pay, with a significant portion tied to our financial results	✘	No tax gross ups
✓	Maintain stock ownership guidelines	✘	No repricing or exchange of underwater options without stockholder approval
✓	Maintain compensation recovery (claw-back) policy which applies to both cash and equity incentives	✘	No option or stock appreciation rights granted below fair market value
✓	Use an independent compensation consultant	✘	No supplemental executive retirement plans
✓	Annually assess risk in compensation plans	✘	No significant perquisites

What Guides our Program

Our Compensation Philosophy & Objectives

Our overall compensation philosophy is to provide executive compensation packages that enable us to attract, retain and motivate highly qualified executive officers to achieve our short-term and long-term business goals.

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Our performance-oriented compensation program consists of base salary, annual cash bonuses, long-term equity incentives, benefits and, for certain senior executive officers, severance and termination protection. We believe that appropriately balancing the total compensation package and ensuring the viability of each component of the package is necessary in order to provide compensation that is competitive and to attract and retain talent. As a small company, we also try to optimize the mix of components to make such compensation programs cost effective for us.

The Compensation Committee intends for our compensation program to provide basic elements that ensure that management is fairly remunerated and has reasonable security so that the management team can perform at its best and take prudent risks. The committee believes that it does not use highly leveraged short-term incentives that drive high risk investments at the expense of our long-term value.

Our Compensation Committee typically evaluates the performance of each executive officer annually, based on the achievement of both corporate goals and individual qualitative performance objectives and makes its compensation decisions accordingly. Total compensation for our executive officers may vary significantly from year to year based on Company and individual performance. Further, the value of equity-based awards to our executives will vary based on fluctuation in our stock price from time to time.

Role of the Compensation Committee

Our executive compensation program is approved and monitored by the Compensation Committee of our board of directors. Under the terms of its charter, the Compensation Committee is responsible for reviewing and approving compensation granted to our executive officers, including our Chief Executive Officer ("CEO"), and those executive officers who report directly to the CEO and any other officers as determined under Section 16 of the Securities Exchange Act of 1934, as amended. Currently, we have three executive officers, our CEO, our Chief Financial Officer and our Chief Technology Officer. In particular, the Compensation Committee reviews and approves for the CEO and any other executive officers the following components of compensation:

•	annual base salary;
•	cash and equity bonuses, including the specific goals and amount;
•	other equity compensation, if any;
•	employment agreements, severance arrangements, and change in control provisions, as applicable;
•	signing bonus or payment of relocation costs, above normal Company policy, if applicable; and
•	any other material benefits, other than those provided to all employees.

The Compensation Committee also serves as the administrator for our equity incentive plans. All stock-based awards, including new grants to existing employees and executive officers, as well as grants to new employees, are approved by the Compensation Committee. The Compensation Committee is also responsible for annually evaluating the performance of our executive officers.

Role of Management

In discharging its responsibilities, the Compensation Committee works with members of our management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s proposals with respect to program structures, as well as our CEO’s recommendations for adjustments to annual cash compensation, long-term incentive compensation opportunities, and other compensation-related matters for our NEOs (except with respect to his compensation) based on our CEO’s evaluation of their performance for the prior year.

At the beginning of each year, our CEO reviews the performance of our other NEOs based on such individual’s level of success in accomplishing the business objectives established for him for the prior year and his overall performance during that year, and then shares these evaluations with, and makes recommendations to, the

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Compensation Committee for each element of compensation as described above. The annual business objectives for each NEO are developed through mutual discussion and agreement between our CEO and the NEOs.

The Compensation Committee reviews and discusses our CEO’s proposals and recommendations and considers them as one factor in determining and approving the compensation of our Named Executive Officers. Our CEO also attends meetings of our Board of Directors and the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving our CEO’s own compensation.

Role of the Independent Compensation Consultant

The Compensation Committee has the authority to engage and retain an independent compensation consultant to provide independent counsel and advice. At least annually, the Compensation Committee formally conducts an evaluation as to the effectiveness of the independent compensation consultant and periodically runs a request for proposal process to ensure the independent compensation consultant is meeting its needs.

In October 2021, the Compensation Committee engaged Pearl Meyer to serve as the independent consultant with respect to 2022 executive compensation program. Pearl Meyer was engaged after an extensive review process conducted by the Compensation Committee based on clearly stated selection criteria including applicable expertise within our industry segment, reputation, and application of compensation philosophy with the Compensation Committee and the Company’s management team.

In early 2022, Pearl Meyer conducted a competitive peer group analysis of our executive compensation program to provide us with insights and market data on executive and director compensation matters, both generally and within our industry. Pearl Meyer compared the salary, target cash incentives, and equity compensation of our executive officers against an identified peer group of publicly traded companies. As a result of its analysis, Pearl Meyer made recommendations to the Compensation Committee that were intended to bring the compensation elements paid to our executive officers towards the median of the identified peer companies. These peer group companies, which are specified in the table below, were selected by the Compensation Committee because they are in the scientific and technical instruments industry and are comparable to our size based on their revenue and market value.

Peer Group
Company	Industry	Location
Applied Optoelectronics, Inc.	Semiconductors	Sugar Land, TX
Axcelis Technologies, Inc.	Semiconductors	Beverly, MA
AXT, Inc.	Semiconductors	Fremont, CA
Clearfield, Inc.	Communications Equipment	Minneapolis, MN
CyberOptics Corporation	Industrial Products	Minneapolis, MN
DZS Inc.	Communication Technology	Plano, TX
Emcore Corporation	Semiconductors	Alhambra, CA
IEC Electronics Corp.	Electronic Components	Newark, NY
Intevac, Inc.	Semiconductors	Santa Clara, CA
IntriCon Corporation	Medical Instruments & Supplies	Arden Hills, MN
Iteris, Inc.	Communication Equipment	Santa Ana, CA
Mesa Laboratories, Inc.	Scientific and Technical Instruments	Lakewood, CO
NAPCO Security Technologies, Inc.	Security and Protection Services	Amityville, NY
NeoPhotonics Corporation	Semiconductors	San Jose, CA
nLight, Inc.	Semiconductors	Vancouver, WA
Ultralife Corporation	Electronic Components	Newark, NY
Veeco Instruments Inc.	Electronic Components	Plainview, NY

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Vishay Precision Group, Inc.	Precision Technology	Malvern, PA

We generally attempt to align our overall executive compensation with other publicly traded peer companies who share similar characteristics. Because of our diversified product and service offerings, we believe our peer group includes a broad range of technology and growth companies with whom we compete for executive talent.

The Compensation Committee assessed the independence of Pearl Meyer in 2022, as required under Nasdaq listing rules. The Compensation Committee has also considered and assessed all relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to the compensation consultant described above. Based on this review, we are not aware of any conflict of interest raised by the work performed by Pearl Meyer that would prevent the consultant from serving as an independent consultant to the Compensation Committee.

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Summary Compensation Table

The following table sets forth the summary information concerning compensation earned during the last two completed fiscal years by our President and CEO, our Chief Financial Officer, and our Chief Technology Officer, who were our only executive officers during 2022. The following table includes all compensation earned by the NEOs for the respective periods, regardless of whether such amounts were actually paid during the period.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)

Scott A. Graeff	2022	450,000	850,007	(1)	394,650	(2)	23,015	(3)	1,717,672
	2021	410,000	499,994		184,500		21,189		1,115,683

Eugene Nestro	2022	325,000	794,922	(1)	142,350	(2)	17,340	(3)	1,279,612
	2021	290,000	215,006		87,000		16,455		608,461

Brian Soller	2022	290,000	753,002	(1)	117,450	(2)	8,304	(3)	1,168,756
	2021	265,000	202,510		66,250		7,297		541,057
(1)

In accordance with SEC rules, these amounts reflect the grant date fair values of the RSUs granted to each of the named executive officers in 2022, calculated in accordance with ASC Topic 718 for stock-based compensation transactions. Each RSU represented the contingent right to receive one share of our common stock. For Messrs. Graeff and Nestro and Dr. Soller, the amount reported in the table above includes the grant date fair values of time-based RSUs, as well as 82,365, 24,896 and 20,834 performance-based RSUs, respectively, which were based on the probable outcome of the vesting conditions of these RSUs as of the grant date. These performance-based RSUs vest upon the achievement of certain performance targets, subject to the recipient’s continuous service through the vesting events. Assuming that the maximum performance vesting condition of these RSUs was met as of the grant date, the aggregate grant date fair value of all RSUs granted to Messrs. Graeff and Nestro and Dr. Soller would have been $1,062,508, $321,151 and $268,752, respectively. For a discussion of valuation assumptions, see Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)

Represents bonus amounts paid to the named executive officer under our 2022 senior management incentive plan upon the deemed achievement of specified financial and qualitative performance objectives, as summarized below under the heading “2022 Executive Compensation Decision in Detail-Cash Incentive Bonused”.

(3)

Includes Company 401(k) plan matching contributions and policy premiums paid for life insurance for the benefit of the named executive officer and a car allowance for Messrs. Graeff and Nestro in 2022.

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2022 Executive Compensation Decisions in Detail

Base Salary

Base salary is generally determined by considering competitive salary data and individual job performance. In determining base salary, we primarily rely on factors such as job performance, skill set, prior experience, past levels of compensation, seniority, pay levels of similarly situated positions internally, alternative opportunities that may be available to executives, retention, and market conditions generally. Base salaries for executive officers are reviewed at least annually. Base salary increases may also be granted in connection with promotions or significant changes in responsibility. In each case, we take into account the results achieved by the executive, his future potential, the scope of the officer’s responsibilities and the depth of his experience. We do not apply specific formulas to determine annual pay increases, if any, and our Compensation Committee attempts to make decisions regarding changes in base salary in the context of other short-term and long-term compensation components.

The Compensation Committee approved annual base salaries for the NEOs as follows:

Name	2021 Base Salary	2022 Base Salary	% Increase

Scott A. Graeff	$410,000	$450,000	10%
Eugene Nestro	$290,000	$325,000	12%
Brian Soller	$265,000	$290,000	9%

Cash Incentive Bonuses

The performance-based cash incentive bonus is designed to provide an opportunity for our senior executives, including our NEOs, to earn an annual incentive, paid in cash, based on the achievement of certain financial targets and strategic priorities. An executive’s incentive target is a percentage of his base salary. Following the end of the year, the Compensation Committee assessed the Company’s performance against certain financial metrics during 2022, as well as the achievement of individual performance objectives, with total award payouts measured on a scale of zero to 200% of target. The table below lists the annual incentive targets for each NEO for 2022.

Name	2022 Base Salary	Bonus Target (% of Base Salary)	Bonus at Target '($)

Scott A. Graeff	$450,000	100%	$450,000
Eugene Nestro	$325,000	50%	$162,500
Brian Soller	$290,000	50%	$145,000

2022 Financial Performance Metrics, Weightings and Results. In 2022, we used consolidated revenue and consolidated adjusted operating income as the financial performance metrics in the senior management incentive plan because we believe it is important to focus on top line growth, as well as profitability. Revenue ensures we are delivering an appropriate level of top-line growth, while operating income keeps us focused on efficient delivery and execution, allowing us to drive long-term stockholder value creation. The Compensation Committee approved payouts based on the senior management incentive plan’s financial metrics as follows:

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	44	2023 PROXY STATEMENT

		2022 Performance Metrics and Levels (dollars in millions)
Payout Level	'% of Target	Consolidated Revenue (1)	Consolidated Adjusted Operating Income (1)
		(50% of Weighting)	(30% of Weighting)

Maximum	200%	$161.2	$20.2
Target	100%	$115.1	$11.2
Threshold	50%	$92.1	$8.3
Actual Results(2)		$111.9	$10.0
		90.8% of Target	74.1% of Target
(1)

Solely for purposes of calculating the payout percentage for purposes of our 2022 senior management incentive plan and consistent with past practice, the Compensation Committee adjusted performance metrics to include acquisition of Lios, as well as the disposition of Luna Labs. The revised goals included increases to the revenue goals (to prevent unfair windfall to participants) and decreases to the operating income goals (to prevent any unfair penalization).

(2)	The actual percent of target achieved is calculated based on straight-line interpolation between incremental goal levels established between threshold and target and target and maximum.

2022 Annual Incentive Plan Payouts. A portion (20%) of each NEO’s senior management incentive plan award is also based on the Compensation Committee’s assessment of performance relative to qualitative individual performance objectives, which for 2022 included, among other strategic objectives, the successful integration of recent acquisitions into the operations of the Company. Based on the Compensation Committee’s assessments of individual performance, as well as the financial performance results described above, below are the actual awards earned by the NEOs in 2022 (and paid in 2023):

Name	Bonus Target (% of Base Salary)	Bonus at Target ($)	Bonus Earned (% of Target)	Bonus Earned ($)
Scott A. Graeff	100%	$450,000	88%	$394,650
Eugene Nestro	50%	$162,500	88%	$142,350
Brian Soller	50%	$145,000	81%	$117,450

Equity Incentives

Consistent with our compensation philosophy, our Compensation Committee believes that equity awards can be a significant motivator in attracting, retaining and rewarding the success of management employees by providing compensation with long-term vesting requirements and linking the ultimate value of those awards to stockholder returns. This component may include both grants of restricted stock units, or RSUs, and stock options. Similar to base salary increases, equity instruments may also be granted in connection with promotions or significant changes in responsibility. Although grants of stock-based awards can impact our operating results, we believe that long-term equity-based compensation is an important element of our overall compensation program because it helps focus our executives on our long-term financial and operational performance and also aligns the interests of our executives with those of our stockholders. The potential financial value offered through such stock awards is also an important retention tool.

2022 Grants. The Compensation Committee provides for annual grants of equity compensation comprising a combination of service-based RSUs, which will vest over time, and performance-based RSUs that will vest based on our achievement of long-term performance goals. With respect to the 2022 grants of equity compensation (the “2022 Grants”), the service-based RSUs are scheduled to vest in three equal annual instalments and the performance-based RSUs are scheduled to vest, if at all, based on our levels of revenue and adjusted operating income for the 2023 fiscal year, in each case subject to the NEO’s continuous service through December 31, 2024. The performance-based awards establish threshold, target and maximum vesting amounts based on pre-defined levels of each of 2023 revenue and adjusted operating income.

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	45	2023 PROXY STATEMENT

Set forth below is a table summarizing the 2022 Grants for each NEO:

	Time-Based Restricted Stock	Performance-Based Restricted Stock Units
	Units	Threshold	Target	Maximum

Scott A. Graeff	54,910	27,455	54,910	82,365
Eugene Nestro	16,957	8,478	16,957	25,435
Brian Soller	13,889	6,944	13,889	20,833

The Compensation Committee intends to continue to grant a combination of time-based and performance-based equity incentive awards to the NEOs on an annual basis. It is the Compensation Committee’s current expectation that, in future years, performance-based grants will generally represent, at target, 50% of the NEOs’ total annual equity incentive awards.

2020 Grants – Payout Results. Based on 2022 results, the Compensation Committee determined that 85% of the target performance-based RSUs originally granted in 2020 were earned for the performance cycle, which was based on the achievement of 82% of the revenue target and 89% of the adjusted operating income target. These performance-based RSUs were settled in shares of the Company’s common stock in the first quarter of 2023. For 2020, the Compensation Committee selected revenue and operating income as the relevant performance metrics. The chart below shows the performance goals set for revenue and operating income, as well as actual results.

		2020 Grant Performance Metrics and Goals (dollars in millions)(1)
Payout Level	'% of Target	Revenue	Adjusted Operating Income
		(50% of Weighting)	(50% of Weighting)

Maximum	150%	$136.7	$15.1
Target	100%	$118.6	$11.2
Threshold	50%	$100.2	$6.1
Actual Results		$111.9	$10.0
		82% of Target	89% of Target
(1)

Reflects goals under the incentive plans that were revised to include acquisitions of General Photonics, OptaSense and Lios, as well as the disposition of Luna Labs. The revised goals included increases to the revenue goals (to prevent unfair windfall to participants) and decreases to the adjusted operating income goals (to prevent any unfair penalization).

As a result, the NEOs earned 85% of their target performance-based RSUs for the 2020-2022 performance cycle, as follows:

Name	Target PSUs Granted	Actual PSUs Earned

Scott A. Graeff	21,350	18,164
Gene Nestro	8,400	7,147
Brian Soller	6,300	5,360

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	46	2023 PROXY STATEMENT

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” (“Compensation Actually Paid” or “CAP”) and certain Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (in thousands)
			0
2022	$1,717,672	$2,259,074	$1,224,184	$1,770,609	$88.97	$9,279
2021	$1,115,683	$1,320,971	$574,759	$607,255	$85.43	$1,382
(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act of 1933, and as such, we are only required to include information for the past two fiscal years in this table.
(2)

The dollar amounts reported in this column are the amounts of total compensation reported for our CEO (PEO), Scott A. Graeff, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.” Mr. Graeff served as our PEO in each of 2022 and 2021.

(3)

Deductions from, and additions to, the Summary Compensation Table total compensation by year to calculate Compensation Actually Paid for our PEO and the average Compensation Actually Paid to our non-PEO NEOs are set forth in the table below.

	2022		2021
	Scott Graeff	Average Non-PEO NEOs	Scott Graeff	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,717,672	$1,224,184	$1,115,683	$574,759
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(850,007)	$(773,962)	$(499,994)	$(208,758)
Year-end fair value of unvested awards granted in the current year	$965,318	$1,150,136	$383,632	$160,174
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$25,359	$9,701	$21,582	$(19,968)
Fair values at vest date for awards granted and vested in current year	$-	$-	$-	$-
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$400,732	$160,549	$300,068	$101,048
Forfeitures during current year equal to prior year-end fair value	$-	$-	$-	$-
Dividends or dividend equivalents not otherwise included in the total compensation	$-	$-	$-	$-
Total Adjustments for Equity Awards	$541,402	$546,425	$205,288	$32,496

Compensation Actually Paid (as calculated)	$2,259,074	$1,770,609	$1,320,971	$607,255

(4)

The dollar amounts reported in this column represent the average of the amounts reported in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Graeff) included for purposes of calculating the average amounts of Compensation Actually Paid in each applicable year are, for both 2022 and 2021, Eugene Nestro and Brian Soller.

(5)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

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	47	2023 PROXY STATEMENT

Pay Versus Performance: Graphical Description

In accordance with Item 402(v) of Regulation S-k, the illustrations below provide a graphical description of CAP and the following measures:

•the Company’s Cumulative TSR; and

•the Company’s Net Income

CAP and Company TSR

CAP and Company Net Income

PEO and Avg. Non-PEO CAP vs Net Income
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2021
2022
PEO CAP
Average Non-PEO NEO CAP
Net Income ($Thous.)

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	48	2023 PROXY STATEMENT

All information provided above under the “Pay Versus Performance Disclosure” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Other Compensation Practices, Policies and Guidelines

Timing of Equity Grants

We do not time the granting of our equity awards relative to any favorable or unfavorable news that we release. Restricted stock or stock options for new employees, including executive officers, are generally awarded at the first regular meeting of the Compensation Committee following the employee’s hire date, or, in certain limited cases, at the first regular meeting of the Compensation Committee following the prospective employee’s written acceptance of an employment offer. The Compensation Committee’s regular meeting schedule is established several months in advance of each meeting. Thus, proximity of any equity grant to an earnings announcement or other market events is coincidental.

Stock Ownership Guidelines

In 2018, our board of directors established stock ownership guidelines applicable to our officers and directors, which are intended to ensure that our officers and directors acquire and maintain an equity stake in the company that aligns their interests with those of our stockholders. In 2022, our board of directors reviewed and updated our stock ownership guidelines (as amended, the “Stock Ownership Guidelines”).

Our Stock Ownership Guidelines provide that the CEO and each other officer at the level of vice president or above who report directly to the CEO must acquire and maintain stock ownership at a multiple of their respective base salaries. The ownership requirement varies by officer level, with the CEO’s target at five times salary, and the Chief Financial Officer’s and Chief Technology Officer’s target at three times base salary.

Our Stock Ownership Guidelines also provide that each director should acquire stock ownership in the company equal to three times his or her annual board retainer.

Compliance is assessed at August 31 of each year, and as of the most recent evaluation date, all current officers and directors were in compliance with the Stock Ownership Guidelines, with the exception of Ms. Coe, who joined the Board in May 2021. Officers and directors have five years to comply with the Stock Ownership Guidelines.

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Compensation Recovery Policy

In February 2019, the Compensation Committee adopted a policy for recoupment of incentive compensation. Under the terms of this policy, if the Company is required to prepare an accounting restatement for any fiscal quarter or year due to the material noncompliance of the Company with any financial reporting requirement, the Company may seek to recover from certain employees, including the named executive officers, during the three fiscal years preceding the date on which the Company was required to prepare such accounting restatement, incentive bonus and equity awards in excess of amounts that would have been awarded based upon the restated financial statements. The Company may seek recoupment from prior incentive compensation payments through the reduction of future incentive compensation payments, the reduction or cancellation of outstanding incentive compensation payments, and direct repayment by the executive. The SEC recently adopted final rulemaking implementing the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation that will require further rulemaking by Nasdaq. We will monitor the listing standards adopted by Nasdaq and amend our compensation recovery policy as necessary to reflect the final Nasdaq listing rules during the required timeframe in compliance with those standards.

Other Benefits

In general, our practice is to provide commensurate benefits to employees at all levels of our organization. Consistent with this practice, the following are the primary benefits provided to our full-time employees, including our named executive officers:

•	health, vision and dental insurance including, at the employee’s option, Flexible Spending Accounts and/or a Health Savings Account;
•	term life insurance and optional supplemental life insurance;
•	optional supplemental health coverage;
•	short- and long-term disability benefits;
•	401(k) plan, under which we match 30% of an employee’s contributions up to 10% of the employee’s total cash compensation, which match vests over a period of three years;
•	employee stock purchase plan, under which participating employees may use after-tax payroll deductions to buy our common stock at a discounted price at regular intervals; and
•	paid time off and holidays.

We believe that these benefits are consistent with those offered by other companies and specifically with those companies with which we compete for employees.

Impact of Tax Accounting

We regularly consider the various tax and accounting implications of our compensation plans. When determining the value of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.

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Outstanding Equity Awards at December 31, 2022

The following table shows all outstanding unexercised stock options and unvested stock awards held by our named executive officers as of December 31, 2022.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares that have not vested		Market Value of Shares that have not vested	Equity incentive plan awards: number of unearned shares or units of stock that have not vested		Equity incentive plan awards: market or payout value of unearned shares or units of stock that have not vested
Name	Exercisable	Unexercisable	Price ($)	Date	(#)		($) (14)	(#)		($) (14)

Scott A. Graeff	—	—
					13,217	(1)	116,177
					15,159	(2)	133,248
					54,910	(3)	482,659
								10,675	(4)	93,833
								11,363	(5)	99,881
								27,455	(6)	241,329
Eugene Nestro					5,200	(1)	45,708
					6,519	(2)	57,302
					16,597	(3)	145,888
					100,000	(7)	879,000
								4,200	(8)	36,918
								4,886	(9)	42,948
								8,478	(10)	74,522
Brian Soller	100,000	—	1.49	4/7/2024
					3,900	(1)	34,281
					6,140	(2)	53,971
					13,889	(3)	122,084
					100,000	(7)	879,000
								3,150	(11)	27,689
								4,602	(12)	40,452
								6,944	(13)	61,038
(1)	Represents unvested shares underlying a RSU award issued on January 8, 2020. These shares underlying this RSU award vest annually over a three-year period.

(2)  Represents unvested shares underlying a RSU award issued on January 27, 2021. The shares underlying this RSU award vest annually over a three-year period.

(3)  Represents unvested shares underlying a RSU award issued on January 6, 2022. The shares underlying this RSU award vest annually over a three-year period.

(4)  Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award would vest, if at all, based on the Company’s levels of 2022 revenue and adjusted operating income, in each case subject to the executive officer’s continuous service through vesting. 10,675 shares underlying the RSU award would vest if the threshold level of achievement was reached, 21,350 shares underlying the RSU award would vest if the target level of achievement was reached and 32,025 shares underlying the RSU award would vest if the maximum level of achievement was reached. Following year end, based on the final audited financial results, a total of 18,164 shares underlying this award vested and the remainder were canceled.

(5)  Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award will vest, if at all, based on the Company’s levels of 2023 revenue and adjusted

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operating income, in each case subject to the executive officer’s continuous service through vesting. 11,363 shares underlying the RSU award will vest if the threshold level of achievement is reached, 22,727 shares underlying the RSU award will vest if the target level of achievement is reached and 34,091 shares underlying the RSU award will vest if the maximum level of achievement is reached.

(6)  Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award will vest, if at all, based on the Company’s levels of 2023 revenue and adjusted operating income, subject to the executive officer’s continuous service through December 31, 2024. 27,455 shares underlying the RSU award will vest if the threshold level of achievement is reached, 54,910 shares underlying the RSU award will vest if the target level of achievement is reached and 82,365 shares underlying the RSU award will vest if the maximum level of achievement is reached, in each case, subject to the executive officer’s continuous service through December 31, 2024.

(7)	Represents unvested shares underlying a RSU award issued on May 14, 2022, which vests in full on May 14, 2025.

(8)  Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award would vest, if at all, based on the Company’s levels of 2022 revenue and adjusted operating income, in each case subject to the executive officer’s continuous service through vesting. 4,200 shares underlying the RSU award would vest if the threshold level of achievement was reached, 8,400 shares underlying the RSU award would vest if the target level of achievement was reached and 12,600 shares underlying the RSU award would vest if the maximum level of achievement was reached. Following year end, based on the final audited financial results, a total of 7,417 shares underlying this award vested and the remainder were canceled.

(9)  Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award will vest, if at all, based on the Company’s levels of 2023 revenue and operating income, in each case subject to the executive officer’s continuous service through December 31, 2024. 4,886 shares underlying the RSU award will vest if the threshold level of achievement is reached, 9,773 shares underlying the RSU award will vest if the target level of achievement is reached and 14,659 shares underlying the RSU award will vest if the maximum level of achievement is reached, in each case, subject to the executive officer’s continuous service through December 31, 2024.

(10) Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award will vest, if at all, based on the Company’s levels of 2023 revenue and adjusted operating income, in each case subject to the executive officer’s continuous service through December 31, 2024. 8,478 shares underlying the RSU award will vest if the threshold level of achievement is reached, 16,957 shares underlying the RSU award will vest if the target level of achievement is reached and 25,435 shares underlying the RSU award will vest if the maximum level of achievement is reached, in each case, subject to the executive officer’s continuous service through December 31, 2024.

(11) Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award would vest, if at all, based on the Company’s levels of 2022 revenue and adjusted operating income, in each case subject to the executive officer’s continuous service through vesting. 3,150 shares underlying the RSU award would vest if the threshold level of achievement was reached, 6,300 shares underlying the RSU award would vest if the target level of achievement was reached and 9,450 shares underlying the RSU award would vest if the maximum level of achievement was reached. Following year end, based on the final audited financial results, a total of 5,360 shares underlying this award vested and the remainder were canceled.

(12) Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award will vest, if at all, based on the Company’s levels of 2023 revenue and adjusted operating income, in each case subject to the executive officer’s continuous service through December 31, 2024. 4,602 shares underlying the RSU award will vest if the threshold level of achievement is reached, 9,205 shares underlying the RSU award will vest if the target level of achievement is reached and 13,807 shares underlying the RSU award will vest if the maximum level of achievement is reached, in each case, subject to the executive officer’s continuous service through December 31, 2024.

(13) Represents unvested shares underlying a performance-based RSU based on the threshold level of achievement under the terms of the grant. Pursuant to the terms of the award, the award will vest, if at all, based on the Company’s levels of 2023 revenue and adjusted operating income, in each case subject to the executive officer’s continuous service through December 31, 2024. 6,944 shares underlying the RSU award will vest if the threshold level of achievement is reached, 13,889 shares underlying the RSU award will vest if the target level of achievement is reached and 20,833 shares underlying the RSU award will vest if the maximum level of achievement is reached, in each case, subject to the executive officer’s continuous service through December 31, 2024.

(14)	Based on the closing price of our common stock of $8.79 per share as of December 30, 2022, the last trading day of 2022.

Employment Agreements

On April 1, 2022, we entered into amended and restated employment agreements with each of our NEOs (the “Amended Employment Agreements”). The Amended Employment Agreements supersede each NEO’s prior employment agreement and are based on terms recommended by our compensation consultant.

Pursuant to the Amended Employment Agreements, Messrs. Graeff and Nestro and Dr. Soller are employed on an “at-will” basis. The initial term of the Amended Employment Agreements is through March 31, 2025, subject to automatic renewal for one-year periods unless either party notifies the other in writing of non-renewal at least six months in advance.

Mr. Graeff is entitled to an annual base salary of $450,000, Mr. Nestro is entitled to an annual base salary of $325,000, and Dr. Soller is entitled to an annual base salary of $290,000, each of which is subject to review and adjustment from time to time by the Board in its sole discretion. Messrs. Graeff and Nestro and Dr. Soller are eligible to earn an annual performance cash bonus at the following target and maximum percentages of their

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	52	2023 PROXY STATEMENT

current base salaries, subject to achievement of individual and corporate performance goals to be determined by the Board:

Name	Target Bonus (% of Base Salary)	Maximum Bonus (% of Base Salary)
Scott A. Graeff	100%	200%
Eugene Nestro	50%	100%
Brian Soller	50%	100%

Pursuant to the Amended Employment Agreements, in the event that Messrs. Graeff’s or Nestro’s or Dr. Soller’s employment is terminated by us “without cause” or by one of them for “good reason” not in connection with a “change in control” (each as defined in the Amended Employment Agreements), subject to them entering into and not revoking a separation agreement that includes, among other terms, a general release of claims, they will be entitled to receive the following severance benefits:

•	payments equal to the then applicable base salary for a period of 12 months paid in instalments on our regular payroll dates;
•

if the NEO timely elects and remains eligible for continued coverage under COBRA, continued health insurance premiums until the earliest of (i) 12 months following termination, (ii) the date he becomes eligible for substantially equivalent insurance in connection with new employment or self-employment, or (iii) the date he ceases to be eligible for COBRA continuation coverage;

•

a discretionary lump sum bonus payment equal to 100% of the target bonus that executive officer would have been eligible to receive for the year in which the termination occurs which will be paid when we otherwise pay annual bonuses, so long as that date is no later than March 15th the year following the year in which the termination occurs; and

•	acceleration of vesting for all outstanding options, restricted stock or other equity incentive awards that have time-based vesting schedules for a period of 12 months.

Pursuant to the Amended Employment Agreements, in lieu of the severance benefits described above, in the event that Messrs. Graeff’s or Nestro’s or Dr. Soller’s employment is terminated by us “without cause” or by one of them for “good reason” within three months prior to or 12 months following a “change in control” transaction, they will be entitled to receive the following severance benefits:

•

in the case of Mr. Graeff, a payment equal to the then applicable base salary for a period of 24 months paid in a lump sum, and in the case of Mr. Nestro and Dr. Soller, a payment equal to the then applicable base salary for a period of 15 months paid in a lump sum;

•

if the NEO timely elects and remains eligible for continued coverage under COBRA, continued health insurance premiums until the earliest of (i) 18 months following termination, (ii) the date he becomes eligible for substantially equivalent insurance in connection with new employment or self-employment, or (iii) the date he ceases to be eligible for COBRA continuation coverage;

•

a discretionary lump sum bonus payment equal to 200%, 125% and 125% of the target bonus that Mr. Graeff, Mr. Nestro and Dr. Soller would have been eligible to receive for the year in which the termination occurs, respectively, which will be paid when we otherwise pay annual bonuses, so long as that date is no later than March 15th the year following the year in which the termination occurs; and

•

effective as of the later of the effective date of the change in control or the termination date, (i) for all outstanding options, restricted stock or other equity incentive awards that have time-based vesting schedules, acceleration of vesting in full, and (ii) for all outstanding options, restricted stock or other equity incentive awards that have performance-based vesting schedules, acceleration of vesting as if any performance metrics applicable or achievable in the future have been achieved at target levels.

Furthermore, in the event and effective upon a change in control, (i) for all outstanding options, restricted stock or other equity incentive awards that have time-based vesting schedules, acceleration of vesting in full and (ii) for all outstanding options, restricted stock or other equity incentive awards that have performance-based vesting schedules, such awards shall be converted to time-based vesting in accordance with our standard time period of vesting.

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	53	2023 PROXY STATEMENT

Change in Control Benefits and Severance

The Compensation Committee believes that change in control and severance benefits play an important role in attracting and retaining valuable executives. The payment of such benefits also ensures a smooth transition in management following a change in control by giving the named executive officer the incentive to remain with the Company through the transition period, and, in the event the officer’s employment is terminated as part of the transition, by compensating the officer with a degree of financial and personal security during a period in which he is likely to be unemployed. As a result, as described above, we have historically maintained employment agreements with our named executive officers that provide for severance payments, specified accelerated vesting of equity awards and continuation of group benefits if our named executive officers’ employment is terminated by us without “cause” or by the named executive officers for “good reason,” including in circumstances involving a change in control of the Company.

In connection with a change in control, the severance and other benefits provided for in the named executive officers’ employment agreements or otherwise payable to such named executive officers may be treated as excess parachute payments under Section 280G of the Code. In such event, under the terms of these employment agreements, the executive officer’s severance benefits shall be payable either (A) in full, or (B) as to such lesser amount which would result in no portion of such severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999, results in the receipt by the executive officer, on an after-tax basis, of the greatest amount of severance benefits under the employment agreement, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code.

LUNA INNOVATIONS, INC.
	54	2023 PROXY STATEMENT

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes our securities authorized for issuance under our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,921,960	(1)	$1.34	(2)	1,306,562	(3)
Total	1,921,960	(1)	$1.34	(2)	1,306,562	(3)

(1)  Consists of 859,037 shares underlying stock options and 1.062,923 shares underlying restricted stock units.

(2)

Includes 1,062,923 shares issuable upon the settlement of restricted stock units without consideration. The weighted average exercise price of the outstanding options and rights excluding these restricted stock units is $3.01 per share.

(3)

Securities remaining available for future issuance under equity compensation plans include 533,494 securities available for issuance under the 2016 Equity Incentive Plan and 773,068 available for issuance under the 2020 Employee Stock Purchase Plan as of December 31, 2022.

Our 2016 Equity Incentive Plan allows for forfeited awards to be added back to our pool of available awards, including awards forfeited from the 2006 Equity Incentive Plan after the expiration date of our 2006 Equity Incentive Plan.

LUNA INNOVATIONS, INC.
	55	2023 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to beneficial ownership of our common stock, as of March 31, 2023, by:

•	each person known by us to be a beneficial owner of 5% or more of the outstanding shares of our common stock;
•	each of our directors;
•	each of the executive officers named in the Summary Compensation Table, to whom we refer as our named executive officers; and
•	all of our currently serving executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us and Schedules 13D, 13G and 13F if any, filed with the SEC, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of the common stock that they beneficially own, subject to applicable community property laws. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, RSUs, warrants, stock units under our non-employee directors’ deferred compensation plan or other exercisable or convertible securities held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of March 31, 2023 are deemed outstanding, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, these shares do not include any stock, options or RSUs or stock units awarded after March 31, 2023. A total of 33,442,867 shares of our common stock were outstanding as of March 31, 2023.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Luna Innovations Incorporated, 301 1st Street SW, Roanoke, Virginia 24011.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Royce & Associates (1)	1,946,817	5.8%
745 Fifth Avenue, New York, NY 10151
ACK Asset Management (2)	1,843,859	5.5%
2 Greenwich Office Park, Suite 300, Greenwich, CT 06831
Scott A. Graeff	597,297	1.8%
Eugene Nestro	190,065	*
Brian Soller (3)	368,519	1.1%
Richard W. Roedel (4)	1,097,898	3.2%
Gary Spiegel (5)	97,460	*
Warren B. Phelps, III (6)	109,451	*
N. Leigh Anderson (7)	58,757	*
Mary Beth Vitale (8)	50,060	*
Pamela Coe (9)	27,530	*
All current directors and executive officers as a group (9 persons) (10)	2,597,037	7.6%

*	Represents less than 1% of the outstanding shares of common stock.
(1)	This information has been obtained from a Schedule 13G/A filed on January 24, 2023, by Royce & Associates LP.
(2)

This information has been obtained from a Form 13F filed on February 14, 2023, by ACK Asset Management (“ACK”). ACK owns no shares directly. ACK maintains investment and/or voting power with respect to certain funds and managed accounts advised by it. Mr. Meisenberg and Mr. Reilly are the managing members of ACK and control ACK. Each of ACK, Mr. Meisenberg and Mr. Reilly may be deemed to beneficially own such shares.

(3)	Includes 100,000 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023.

LUNA INNOVATIONS, INC.
	56	2022 PROXY STATEMENT

(4)

Includes 240,000 shares subject to options that are immediately exercisable or exercisable within 60 days of March 31, 2023, and 335,692 shares of common stock issuable pursuant to stock units held under our non-employee directors’ deferred compensation plan that are payable under circumstances within the control of the holder.

(5)

Includes 26,507 shares of common stock issuable pursuant to stock units held under our non-employee directors’ deferred compensation plan that are payable under circumstances within the control of the holder.

(6)

Includes 93,218 shares of common stock issuable pursuant to stock units held under our non-employee directors’ deferred compensation plan that are payable under circumstances within the control of the holder.

(7)

Includes 42,624 shares of common stock issuable pursuant to stock units held under our non-employee directors’ deferred compensation plan that are payable under circumstances within the control of the holder.

(8)

Consists of 50,060 shares of common stock issuable pursuant to stock units held under our non-employee directors’ deferred compensation plan that are payable under circumstances within the control of the holder.

(9)

Consists of 27,530 shares of common stock issuable pursuant to stock units held under our non-employee directors’ deferred compensation plan that are payable under circumstances within the control of the holder.

(10)

Includes an aggregate of: (i) 575,531 shares of common stock issuable pursuant to stock units issued under our non-employee directors’ deferred compensation plan that are payable under circumstances within the control of the holders; and (ii) an aggregate of 340,000 shares of common stock issuable under stock options that are immediately exercisable or exercisable within 60 days of March 31, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than ten percent of our common stock ("Reporting Persons") to file reports on Forms 3, 4 and 5 with the SEC concerning their ownership of, and transactions in, our common stock.

To our knowledge, based on the Section 16 reports that have been filed on EDGAR, with respect to the year ended December 31, 2022, other than one late Form 4 consisting of one form covering one transaction by Mr. Roedel, all filings required to be made by the Reporting Persons were made on a timely basis.

LUNA INNOVATIONS, INC.
	57	2023 PROXY STATEMENT

Certain Relationships and Related Person Transactions

Policies and Procedures for Transactions with Related Persons

Related person transactions, which we define as all transactions involving an executive officer, director, or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons, are reviewed and approved by the Audit Committee of our board of directors and a majority of disinterested directors on our board.

In any transaction involving a related person, our Audit Committee and board of directors consider all of the available material facts and circumstances of the transaction, including:

•	the direct and indirect interests of the related persons;
•

in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence;

•	the risks, costs and benefits of the transaction to us; and
•	whether any alternative transactions or sources for comparable services or products are available.

After considering all such facts and circumstances, our Audit Committee and board determine whether approval or ratification of the related person transaction is in our best interests. For example, if our Audit Committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our board of directors that such transaction be approved or ratified. Alternatively, if a related person transaction will compromise the independence of one of our directors, our Audit Committee may recommend that our board of directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

Each transaction described below was approved or ratified by our Audit Committee or the disinterested members of our board of directors after making a determination that the transaction was on terms no less favorable than those we could have obtained from unrelated third parties.

The policies and procedures described above for reviewing and approving related person transactions are not set forth in writing. The charter for our Audit Committee, however, provides that one of the committee’s responsibilities is to review and approve in advance any proposed related person transactions.

Transactions and Relationships with Directors, Executive Officers and Five Percent Stockholders

Other than compensation described in “Executive Compensation” and “Director Compensation” elsewhere in this proxy statement and as described below, we believe that there has not been any other transaction or series of transactions since January 1, 2021 to which we were or are to be a participant in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than five percent of our common stock, or members of any such person’s immediate family, had or are expected to have a direct or indirect material interest.

Indemnification Agreements with Officers and Directors

We have entered into indemnity agreements with certain of our officers and directors that provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings that he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our bylaws.

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	58	2022 PROXY STATEMENT

Other Information

Other Matters to be Presented at the Annual Meeting

We do not know of any matters to be presented at our 2023 annual meeting of stockholders other than those described in this proxy statement. If any other matters are properly brought before the annual meeting, proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Security Holder Communication with Board Members

Any holder of our common stock may contact the board of directors or a specified individual director by writing to the attention of the board of directors (or a specified individual director) and sending such communication to the attention of our corporate Secretary at our executive offices as identified in this proxy statement. Each communication from a stockholder should include the following information in order to permit us to confirm your status as a security holder and enable us to send a response if deemed appropriate:

•	the name, mailing address and telephone number of the security holder sending the communication;
•	the number and type of our securities owned by such security holder; and
•	if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

Our corporate Secretary will forward all appropriate communications to the board of directors or individual members of the board of directors as specified in the communication. Our corporate Secretary may, but is not required to, review all correspondence addressed to the board of directors or any individual member of the board of directors. The purpose of this review is to allow the board to avoid having to consider irrelevant or inappropriate communications, such as advertisements, solicitations and hostile communications, or any correspondence more suitably directed to management.

Stockholder Proposals for 2024 Annual Meeting

Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting but not to be included in our proxy materials. For the 2024 annual meeting of stockholders, such nominations or proposals, other than those made by or at the direction of the board of directors, must be submitted in writing and received by our corporate Secretary at our offices no earlier than January 25, 2024, which is 120 days prior to the anniversary of the expected date of the 2023 annual meeting of stockholders, and no later than February 24, 2024, which is 90 days prior to the anniversary of the expected date of the 2023 annual meeting of stockholders. In the event that (A) the date of the annual meeting has been advanced by more than 30 days prior to, or delayed by more than 70 days after the one year anniversary of the prior year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth 10th day following the day we first notice of the date on which public announcement of the date of such meeting. Such proposals also need to comply with all applicable requirements of the rules and regulations of the SEC. In addition, shareholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19(b). You are also advised to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations. The chairperson of a stockholder meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws.

In addition, for a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, the proposal must be submitted in writing and received by our corporate Secretary at our offices at 301 1st Street SW, Suite 200, Roanoke, Virginia 24011 no later than December 22, 2023, which is 120 days prior to the anniversary of the expected mailing date of this proxy statement.

LUNA INNOVATIONS, INC.
	59	2023 PROXY STATEMENT

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements and their accompanying documents. This means that only one set of our annual meeting materials is sent to multiple stockholders in your household unless you instruct otherwise. We will promptly deliver a separate copy of these documents without charge to you upon written request to Luna Innovations Incorporated, 301 1st Street SW, Suite 200, Roanoke, Virginia 24011, Attn: Investor Relations. If you want to receive separate copies of our annual meeting materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors

/s/ Scott A. Graeff
Scott A. Graeff
President, Chief Executive Officer, Treasurer and Secretary

April 20, 2023

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2022 is available without charge on our website, www.lunainc.com, or upon written request to: Corporate Secretary, Luna Innovations Incorporated, 301 1st Street SW, Suite 200, Roanoke, Virginia 24011.

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	60	2023 PROXY STATEMENT

Appendix A

Luna Innovations Incorporated

2023 Equity Incentive Plan

Adopted by the Compensation Committee: April 14, 2023

1.General.

(a)Successor to and Continuation of Prior Plan.  The Plan is the successor to and continuation of the Prior Plan. As of May 24, 2023, no additional awards may be granted under the Prior Plan.  All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan, except that as of May 24, 2023, any Prior Plan Returning Shares will become available for issuance pursuant to Awards granted under this Plan.  All Awards granted under this Plan will be subject to the terms of this Plan.

(b)Eligible Award Recipients.  Subject to Section 4, Employees, Directors and Consultants are eligible to receive Awards.

(c)Available Awards.  The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.

(d)Purpose.  The Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which such persons may benefit from increases in value of the Common Stock.

2.Administration.

(a)Administration by Board.  The Board will administer the Plan.  The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section Error! Reference source not found..

(b)Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)To determine (A) who will be granted Awards, (B) when and how each Award will be granted, (C) what type of Award will be granted, (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive Common Stock or cash under the Award, (E) the number of shares of Common Stock subject to, or the cash value of, an Award, and (F) the Fair Market Value applicable to an Award.

(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)To settle all controversies regarding the Plan and Awards granted under it.

(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which shares of Common Stock or cash may be issued in settlement thereof).

(v)To suspend or terminate the Plan at any time.  Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law.  However, if required by applicable law or listing requirements, and except as provided in Section Error! Reference source not found. relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Awards available for issuance under the Plan.  Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion (including, without limitation, Section 2(f) below); provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, no amendment of an outstanding Award will materially impair a Participant’s rights under such Award without his or her written consent.

Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any outstanding Award or the Plan (subject to Section 2(f) below), or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.

(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi)To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to thirty (30) days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Transaction, for reasons of administrative convenience.

(c)Delegation to Committee.

(i)General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable).  Any delegation of administrative powers will be reflected in resolutions or the charter of the Committee (or subcommittee), not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable).  The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)Rule 16b-3 Compliance.  The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.

(d)Delegation to Other Person or Body.  The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themselves; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law.  Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this Section 2(d) will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award.  Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value of the Common Stock.

(e)Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)Cancellation and Re-Grant of Awards.  Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(g)Minimum Vesting Requirements.  No Stock Award (or portion thereof) may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Stock Award (excluding, for this purpose, any Stock Award granted as an Acquisition Award (as defined in Section 3(a)(ii))); provided, however, that shares of Common Stock up to 5% of the Share Reserve (as defined in Section 3(a)(i)) may be issued pursuant to Stock Awards that do not meet such vesting (and, if applicable, exercisability) requirements. In addition, the vesting of Stock Awards granted to Non-Employee Directors will be deemed to satisfy the minimum vesting requirement to the extent that the Stock Awards vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of the Company’s stockholders that is at least fifty (50) weeks after the immediately preceding year’s annual meeting.

(h)Dividends and Dividend Equivalents.  Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid on Options or Stock Appreciation Rights, (ii) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iv) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

3.Shares Subject to the Plan.

(a)Share Reserve.

(i)Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 2,000,000 shares and (B) the Prior Plan Returning Shares, if any, as such shares become available for issuance under this Plan from time to time.

(ii)For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to the Plan.  Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section Error! Reference source not found..  Shares may be issued pursuant to Stock Awards in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule (any such Stock Award, an “Acquisition Award”), and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)Operation of Share Reserve.

(i)No Reduction to Share Reserve.  The following actions do not result in an issuance of shares of Common Stock under the Plan and accordingly do not reduce the number of shares of Common Stock subject to Share Reserve and available for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash; (C) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike, or purchase price of a Full Value Award; and (D) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with a Full Value Award.

(ii)Shares Available for Subsequent Issuance.  The following shares of Common Stock previously issued pursuant to an Award and accordingly deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (A) any shares that are forfeited back to or redeemed or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (B) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of a Full Value Award; and (C) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with a Full Value Award.

(iii)Shares Not Available for Subsequent Issuance.  The following shares of Common Stock will not revert to the Share Reserve or become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise or strike price of an Appreciation Award (including any shares subject to such Appreciation Award that are not delivered because such award is exercised through a reduction of shares subject to such Appreciation Award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation an Appreciation Award; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Appreciation Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under the Prior Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.

(c)Incentive Stock Option Limit.  Subject to the Share Reserve and Section Error! Reference source not found. relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 2,000,000 shares.

(d)Non-Employee Director Compensation Limit.  The aggregate value of all cash and equity-based compensation paid or granted, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to any fiscal year of the Company will not exceed a total of $700,000, calculating the value of any equity-based Awards based on the grant date fair value of such Awards for financial reporting purposes.

(e)Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.Eligibility.

(a)Eligibility for Specific Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.

(b)Ten Percent Stockholders.  A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price (per share) of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant of such Option and the Option is not exercisable after the expiration of five years from the date of grant.

5.Provisions Relating to Options and Stock Appreciation Rights.

(a)Generally. Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.  The terms and conditions of separate Option or SAR Agreements need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions of this Section 5.

(b)Term.  Subject to the provisions of Section Error! Reference source not found. regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.

(c)Exercise or Strike Price.  Subject to the provisions of Section Error! Reference source not found. regarding Ten Percent Stockholders, the exercise or strike price (per share) of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted.  Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (per share) less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted if such Award is granted pursuant to an assumption of, or substitution for, another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.  Each SAR will be denominated in shares of Common Stock equivalents.

(d)Payment of Exercise Price for Options.  In order to exercise an Option, the Participant must provide notice of exercise to the Board in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to utilize certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by one or more of the methods of payment set forth below that are specified in the Option Agreement:

(i)by cash (including electronic funds transfers), check, bank draft or money order payable to the Company;

(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any applicable law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)If an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price, provided that (1) such shares used to pay the exercise price, that are withheld to satisfy tax withholding obligations, and that are delivered to the Participant as a result of such exercise will not be exercisable thereafter, and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)In any other form of legal consideration that may be acceptable to the Board and permissible under applicable law.

(e)Exercise and Payment of a SAR.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR.  The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date.  The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(f)Transferability of Options and SARs.  The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine.  In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(f) on the transferability of Options and SARs will apply.  Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.

(i)Restrictions on Transfer.  An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (and pursuant to Sections 5(f)(ii) and 5(f)(iii) below) and will be exercisable during the lifetime of the Participant only by the Participant.  Subject to the foregoing paragraph, the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws.  Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2).  If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(g)Vesting.  The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal.  The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options or SARs may vary.  The provisions of this Section 5(g) are subject to Section 2(g) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(h)Termination of Continuous Service for Cause.  Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(i)Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.  Subject to Section 5(j), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5(b)):

(i)three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii)18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv)18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such

Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(j)Restrictions on Exercise; Extension of Termination Date.  A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate applicable law.  Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate applicable law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s insider trading policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5(b)).

(k)Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date, subject to Section 2(g)).  Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Transaction in which such Option or SAR is not assumed, continued or substituted, (iii) a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.  To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(k) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

6.Provisions of Awards Other than Options and SARs.

(a)Restricted Stock Awards.  Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board.  The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i)Consideration.  A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting.  Subject to Section 2(g), shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.

(iii)Termination of Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common

Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.

(iv)Transferability.  Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.  Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.

(b)Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i)Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award.  The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)Vesting.  Subject to Section 2(g), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.

(v)Termination of Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.

(c)Performance Awards.  With respect to any Performance Stock Award or Performance Cash Award (each, a “Performance Award”), subject to Section 2(g) (if applicable), the Board will determine the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Performance Award, and the measure of whether and to what degree such Performance Goals have been attained.  In addition, the Board retains the discretion to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.  To the extent permitted by applicable law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards.  Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(d)Other Stock Awards. Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards granted under Section Error! Reference source not found. and this Section Error! Reference source not found..  Subject to the provisions of the Plan (including, but not limited to, Sections 2(g) and 2(h)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such

Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards, and all other terms and conditions of such Other Stock Awards.

7.Covenants of the Company.

(a)Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.  A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.Miscellaneous.

(a)Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.

(b)Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)No Employment or Other Service Rights.  Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, or (iii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee and has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award.  In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)Incentive Stock Option Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)Withholding Obligations.  Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A of the Code.  Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate.  The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)Section 409A.  Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance with Section 409A of the Code, such terms are hereby incorporated by reference into the Award Agreement.  Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount under such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.

(l)Clawback/Recovery.  All Awards granted under the Plan will be subject to recoupment in accordance with the Luna Innovations Incorporated Policy for Recoupment of Incentive Compensation, any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts and maintains from time to time.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section Error! Reference source not found.; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section Error! Reference source not found.; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards.  The Board will make such adjustments and its determination will be final, binding and conclusive.

(b)Dissolution or Liquidation.  Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, subject to Section 9(c), in the event of a dissolution or liquidation of the Company (except for a liquidation into a parent corporation), all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service.

(c)Transaction.  The following provisions will apply to Awards in the event of a Transaction, and unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)Awards May Be Assumed.  In the event of a Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Transaction.  A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants.  The terms of any assumption, continuation or substitution will be set by the Board.

(ii)Awards Held by Current Participants.  In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Transaction (contingent upon the effectiveness of the Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Transaction).  With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Transaction.  With respect to the vesting of Awards that will accelerate upon the occurrence of a Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than thirty (30) days following the occurrence of the Transaction.

(iii)Awards Held by Persons other than Current Participants.  In the event of a Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Transaction.

(iv)Payment for Awards in Lieu of Exercise.  Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

(v)Change in Control. An Award may be subject to acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and a Participant, but in the absence of such provision, no such acceleration will automatically occur.

(d)Appointment of Stockholder Representative.  As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e)No Restriction on Right to Undertake Transactions.  The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.Termination or Suspension of the Plan.

(a)Termination or Suspension.  The Board may suspend or terminate the Plan at any time.  No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)No Impairment of Rights.  Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.

11.Effective Date of Plan.

This Plan will become effective on the Effective Date.

12.Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.Definitions.  As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)“Adoption Date” means April 14, 2023, which is the date the Plan was adopted by the Compensation Committee of the Board.

(b)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)“Appreciation Award” means (i) a Prior Plan Award that is a stock option or stock appreciation right or (ii) an Option or SAR, in each case with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or SAR, as applicable, on the date of grant.

(d)“Award” means (i) an Incentive Stock Option, (ii) a Nonstatutory Stock Option, (iii) a Stock Appreciation Right, (iv) a Restricted Stock Award, (v) a Restricted Stock Unit Award, (vi) a Performance Stock Award, (vii) a Performance Cash Award, or (viii) an Other Stock Award.

(e)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(f)“Board” means the Board of Directors of the Company.

(g)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h)“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv)  such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i)“Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)there is consummated a sale or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale or other disposition; or

(iv)individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B)  with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(j)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k)“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section Error! Reference source not found..

(l)“Common Stock” means the common stock of the Company.

(m)“Company” means Luna Innovations Incorporated, a Delaware corporation.

(n)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.  Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant, or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors.  Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(p)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)a sale or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries;

(ii)a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(q)“Director” means a member of the Board.

(r)“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s)“Effective Date” means the effective date of this Plan, which is the date of the annual meeting of the Company’s stockholders held in 2023, provided that this Plan is approved by the Company’s stockholders at such meeting.

(t)“Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u)“Entity” means a corporation, partnership, limited liability company or other entity.

(v)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(x)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value of a share of Common Stock will be the closing sales price on the last preceding date for which such quotation exists.

(iii)In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y)“Full Value Award” means an Award or a Prior Plan Award, in each case, that is not an Appreciation Award.

(z)“Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(aa)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities

Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb)“Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(cc)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee)“Option Agreement” means a written agreement between the Company and the holder of an Option evidencing the terms and conditions of an Option grant.  Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section Error! Reference source not found..

(gg)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh)“Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii)“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(jj)“Performance Cash Award” means a cash award that may vest or become earned and payable contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.

(kk)“Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following, as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation, amortization, legal settlements, other income (expense) and/or changes in deferred revenue; (3) total shareholder return; (4) return on equity or average shareholders’ equity; (5) return on assets, investment, or capital; (6) stock price; (7) margin (including gross margin and/or operating margin); (8) income (before or after taxes); (9) operating income (before or after taxes); (10) net income (before or after taxes); (11) pre-tax profit; (12) operating cash flow; (13) sales or revenue targets; (14) increases in revenue or product revenue; (15) expenses and cost reduction goals; (16) improvement in or attainment of working capital levels; (17) economic value added (or an equivalent metric); (18) balance of cash, cash equivalents and marketable securities; (19) free cash flow or cash flow; (20) market share; (21) operating cash flow; (22) cash flow per share; (23) share price performance; (24) daily average revenue trades; (25) asset gathering metrics; (26) number of customers; (27) customer satisfaction; (28) product development; (29) product quality; (30) debt reduction or debt levels; (31) implementation or completion of projects or processes including, without limitation, regulatory filing submissions, regulatory filing acceptances, regulatory authority interactions, regulatory approvals and other regulatory milestones; (32) shareholders’ equity; (33) capital expenditures; (34) operating profit or net operating profit; (35) workforce diversity; (36) growth of net income or operating income; (37) billings; (38) bookings; (39) employee retention; (40) employee satisfaction; (41) budget management; (42) completion of a joint venture or other corporate transaction; (43) completion of identified special project; (44) overall effectiveness of management; (45) progress of internal research and development programs; (46) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (47) any other measures of performance selected by the Board, whether or not listed herein.

(ll)“Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.

(mm)“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn)“Performance Stock Award” means a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6(c) pursuant to such terms as are approved by the Board.

(oo)“Plan” means this Luna Innovations Incorporated 2023 Equity Incentive Plan.

(pp)“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 5(i).

(qq)“Prior Plan” means the Luna Innovations Incorporated 2016 Equity Incentive Plan.

(rr)“Prior Plan Award” means an award granted under the Prior Plan that is outstanding as of May 24, 2023.

(ss)“Prior Plan Returning Shares” means any shares of Common Stock subject to a Prior Plan Award that on or following May 24, 2023: (i) are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) are not issued because such Prior Plan Award or any portion thereof is settled in cash; (iii) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (iv) are withheld or reacquired to satisfy the exercise, strike or purchase price of a Full Value Award; or (v) are withheld or reacquired to satisfy a tax withholding obligation in connection with a Full Value Award.

(tt)“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section Error! Reference source not found..

(uu)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(vv)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section Error! Reference source not found..

(ww)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(xx)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(yy)“Rule 405” means Rule 405 promulgated under the Securities Act.

(zz)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(aaa)“Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(bbb)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section Error! Reference source not found..

(ccc)“Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(ddd)“Stock Award” means any Award other than a Performance Cash Award.

(eee)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(fff)“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ggg)“Transaction” means a Corporate Transaction or a Change in Control.

Appendix B

Reconciliation of Net Income to Adjusted EPS (in thousands, except share and per share data)

	Year ended December 31,
	2022	2021
Net income	$9,279	$1,382
Income from discontinued operations, net of income taxes	11,579	2,471
Net loss from continuing operations	(2,300)	(1,089)
Share-based compensation	4,094	2,826
Integration and transaction expense	2,163	2,322
Amortization of intangible assets	3,745	3,113
Amortization of inventory step-up	677	509
Other non-recurring charges	1,545	-
Income tax effect on adjustments	(3,056)	(2,193)
Adjusted income from continuing operations	$6,868	$5,488

Adjusted EPS	$0.21	$0.17

Adjusted weighted average shares:
Diluted	32,592	31,658

Reconciliation of Net Income to Adjusted EBITDA (in thousands)

	Year ended December 31,
	2022	2021
Net income	$9,279	$1,382
Income from discontinued operations, net of income taxes	11,579	2,471
Net loss from continuing operations	(2,300)	(1,089)
Interest expense	735	479
Investment income	-	-
Income tax benefit	(220)	(1,980)
Depreciation and amortization	5,449	4,517
EBITDA	3,664	1,927
Share-based compensation	4,094	2,826
Integration and transaction expense	2,163	2,322
Amortization of inventory step-up	677	509
Other non-recurring charges	1,545
Adjusted EBITDA	$12,143	$7,584

Reconciliation of Revenues to Constant Currency Revenues (1) (in thousands)

Year Ended December 31, 2022
GAAP Revenue	$109,497
Effect of Foreign Exchange	2,383
Constant Currency Revenue	$111,880

(1) We calculate revenue measured on a constant currency basis by translating our foreign revenues for the relevant period in U.S. dollars at the average exchange rate in effect for the comparable prior year period. We present revenue in this manner because we are a global company that transacts business in multiple currencies and reports financial information in U.S. dollars. Foreign currency exchange rate fluctuations affect the amounts reported by us in U.S. dollars with respect to its foreign revenues. Exchange rate fluctuations can have a significant effect on reported revenues. We believe presenting constant currency revenue information provides useful information to investors, as it provides information to assess how its businesses performed excluding the effects of changes in foreign currency exchange rates and assists investors in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.

Reconciliation of Operating Loss to Adjusted Operating Income (in thousands)

Year ended December 31, 2022
Operating loss	$(1,884)
Share-based compensation	4,094
Integration and transaction expense	2,163
Amortization of intangible assets	3,745
Amortization of inventory step-up	677
Other non-recurring charges	1,545
Adjusted operating income	$10,340

# Luna Innovations Incorporated
## Annual Meeting of Stockholders

**Please make your marks like this:** X

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE:**
**FOR** ON PROPOSALS 1, 2, 3 AND 4

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

______________________________
Signature (and Title if applicable) Date

______________________________
Signature (if held jointly) Date

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:    P.O. BOX 8016, CARY, NC 27512-9903  INTERNET  Go To: www.proxypush.com/LUNA  • Cast your vote online  • Have your Proxy Card ready  • Follow the simple instructions to record your vote   PHONE Call 1-866-390-6270  • Use any touch-tone telephone  • Have your Proxy Card ready  • Follow the simple recorded instructions   MAIL   • Mark, sign and date your Proxy Card   • Fold and return your Proxy Card in the postage-paid  envelope provided   You must pre-register to attend the meeting online and/or  participate at www.proxydocs.com/LUNA.    Luna Innovations Incorporated   Annual Meeting of Stockholders   For Stockholders of record as of April 03, 2023   TIME: Wednesday, May 24, 2023 9:00 AM, Eastern Time  PLACE: Annual Meeting to be held live via the Internet  please visit www.proxydocs.com/LUNA for more details.   This proxy is being solicited on behalf of the Board of Directors   The undersigned hereby appoints Scott A. Graeff and Eugene Nestro (the "Named Proxies"), and each or either of them, as the true and lawful  attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital  stock of Luna Innovations Incorporated which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters  specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true  and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED  IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein.  In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or  postponement thereof.   You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in  accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return  this card.   PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE    Please make your marks like this:   X FOR  FOR   FOR   FOR  FOR   Signature (if held jointly)

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